================================================================================


                            AIRCRAFT LEASE AGREEMENT


                                    between


                       FIRST SECURITY BANK OF UTAH, N.A.
                               as Owner Trustee,
                                     Lessor


                                      and


                     SUNWORLD INTERNATIONAL AIRLINES, INC.,
                                     Lessee


                          Dated as of January 1, 1996



                  covering one Boeing model 727-251A Aircraft
              equipped with Pratt & Whitney model JT8D-15A Engines

                                Serial No. 21161

================================================================================

                                         LEASE AGREEMENT
                                        TABLE OF CONTENTS
                                        -----------------

SECTION 1.  Definitions............................................................................    1
            -----------
SECTION 2.  Lease and Delivery of the Aircraft.....................................................    5
            ----------------------------------
        2.1.  Lease. Lessee's Obligations and Conditions Precedent.................................    5
              ----------------------------------------------------
                2.1.1. Execution of Operative Documents............................................    5
                       --------------------------------
                2.1.2. Evidence of Legal Authority to Lease and Operate the Aircraft...............    6
                       -------------------------------------------------------------
                2.1.3. Evidence of Corporate Authority.............................................    6
                       -------------------------------
                2.1.4. Evidence of Insurance.......................................................    7
                       ---------------------
                2.1.5. Opinion of Counsel..........................................................    7
                       ------------------
                2.1.6. Payment of Basic Rent and Security Deposit..................................    7
                       ------------------------------------------
        2.2.  Delivery.............................................................................    7
              --------
        2.3.  Lessor Authority: Ancillary Documents................................................    8
              -------------------------------------

SECTION 3.  Term, Rent, and Purchase Option........................................................    8
            -------------------------------
        3.1.  Term: Option to Extend...............................................................    8
              ----------------------
        3.2.  Basic Rent...........................................................................    8
              ----------
        3.3.  Method of Payment....................................................................    8
              -----------------
        3.4.  Supplemental Rent....................................................................    9
              -----------------
        3.5.  Security Deposit.....................................................................    9
              ----------------
        3.6.  Reserves.............................................................................    9
              --------
        3.7   Purchase Option......................................................................   11
              ---------------
SECTION 4.  Representations, Warranties and Miscellaneous Covenants................................   11
            -------------------------------------------------------
        4.1.  The Lessee's Representations and Warranties..........................................   11
              -------------------------------------------
                4.1.1. Organization and Qualification..............................................   11
                       ------------------------------
                4.1.2. Corporate Authorization.....................................................   11
                       -----------------------
                4.1.3. Government Approval.........................................................   11
                       -------------------
                4.1.4. Valid and Binding Agreements................................................   12
                       ----------------------------
                4.1.5. Litigation..................................................................   12
                       ----------
                4.1.6. Financial Condition.........................................................   12
                       -------------------
                4.1.7. Accuracy and Disclosure of Information......................................   12
                       --------------------------------------
        4.2.  Representations and Warranties of the Lessor.........................................   12
              --------------------------------------------
                4.2.1. Due Organization............................................................   12
                       ----------------
                4.2.2. Due Authorization: Enforceability...........................................   12
                       ---------------------------------
                4.2.3. No Violation................................................................   13
                       ------------
                4.2.4. Ownership of Aircraft.......................................................   13
                       ---------------------
                4.2.5. No Consents or Approvals....................................................   13
                       ------------------------
                4.2.6. Citizenship.................................................................   13
                       -----------
                4.2.7. Discharge of FSBU Liens.....................................................   13
                       -----------------------
                4.2.8. Litigation..................................................................   13
                       ----------
                4.2.9. FSBU Litigation.............................................................   13
                       ----------------
        4.3.  Disclaimer and Acknowledgment of Disclaimer: Waiver of Consequential Damages.........   14
              ----------------------------------------------------------------------------

        4.4.  Lessees Miscellaneous Covenants......................................................   15
              -------------------------------
               4.4.1. Maintenance of Corporate Status: No Merger or Consolidation..................   15
                      -----------------------------------------------------------
               4.4.2. Notice of Default or Adverse Occurrence......................................   15
                      ---------------------------------------
               4.4.3. Maintenance of Consents and Approvals........................................   15
                      -------------------------------------
               4.4.4. Change of Locale.............................................................   15
                      -----------------
               4.4.5. Financial Information and Reports............................................   15
                      ----------------------------------
        4.5.  Lessors Covenant of Quiet Enjoyment..................................................   16
              -----------------------------------

SECTION 5.  Operation. Maintenance. Possession.....................................................   16
            ----------------------------------
        5.1.  Title................................................................................   16
              -----
        5.2.  Operation............................................................................   16
              ---------
        5.3.  Maintenance in General...............................................................   16
              ----------------------
        5.4.  Parts................................................................................   17
              -----
        5.5.  Airworthiness Directives.............................................................   18
              ------------------------
        5.6.  Service Bulletins....................................................................   18
              ---------------
        5.7.  Modifications........................................................................   18
              -------------
        5.8.  Reports..............................................................................   19
              -------
        5.9.  Right to Inspect.....................................................................   20
              ----------------
        5.10. Damage and Repairs...................................................................   20
              ------------------
        5.11. Aircraft Documents...................................................................   20
              ------------------
                5.11.1. Airworthiness Directives...................................................   21
                        ------------------------
                5.11.2. Life Limited Components....................................................   21
                        -----------------------
                5.11.3. Damage and Repairs.........................................................   21
                        ------------------
        5.12. Possession...........................................................................   21
              ----------
        5.13. Insignia.............................................................................   23
              --------

SECTION 6.  Return of the Aircraft.................................................................   23
            ----------------------
        6.1.  Return...............................................................................   23
              ------
        6.2.  Lease Continues......................................................................   23
              ---------------
        6.3.  Return of Engines....................................................................   23
              -----------------
        6.4.  Condition of Aircraft................................................................   24
              ---------------------
                6.4.1. Operating Condition.........................................................   24
                       -------------------
                6.4.2. Cleanliness Standards.......................................................   24
                       ---------------------
                6.4.3. Certificate of Airworthiness................................................   24
                       ----------------------------
                6.4.4. Compliance with Governmental Requirements...................................   24
                       -----------------------------------------
                6.4.5. Deferred Maintenance........................................................   25
                       --------------------
                6.4.6. Corrosion Treatment.........................................................   25
                       -------------------
                6.4.7. Configuration and Condition.................................................   25
                       ---------------------------
        6.5.  Condition of Airframe................................................................   25
              ---------------------
                6.5.1. C Check.....................................................................   25
                       -------
                6.5.2. D Check.....................................................................   25
                       -------
                6.5.3. Parts.......................................................................   25
                       -----
        6.6.  Condition of Landing Gear............................................................   26
              -------------------------
        6.7.  Condition of Auxiliary Power Unit ("APU")............................................   26
              ----------------------------------------
        6.8.  Condition of Engines.................................................................   26
              --------------------
        6.9.  Historical Records: Trend Monitoring Data............................................   26
              -----------------------------------------

        6.10. Inspections..........................................................................   27
              -----------
        6.11. Acceptance...........................................................................   27
              ----------
        6.12. Discrepancy Correction: Financial Settlement.........................................   27
              --------------------------------------------
        6.13. Aircraft Documents...................................................................   28
              ------------------
        6.14. Service Bulletin Kits................................................................   28
              ---------------------
        6.15. Lessee's Special Exterior Markings...................................................   28
              ----------------------------------
        6.16. Disputes.............................................................................   28
              --------

SECTION 7.  Liens..................................................................................   29
            -----
SECTION 8.  Taxes..................................................................................   29
            -----
        8.1.  Tax Indemnity........................................................................   29
               ------------
        8.2.  Withholding..........................................................................   31
              -----------
        8.3.  After-tax Payment....................................................................   32
              -----------------

SECTION 9.  Risk of Loss: Event of Loss:  Requisition for Use......................................   32
            -------------------------------------------------
        9.1.  Risk of Loss.........................................................................   32
              ------------
        9.2.  Airframe Event of Loss...............................................................   32
              ----------------------
        9.3.  Engine Event of Loss.................................................................   33
              --------------------
        9.4.  Requisition..........................................................................   33
              -----------

SECTION 10. Insurance..............................................................................   34
            ---------
        10.1. Reports..............................................................................   34
              -------
        10.2. Lessor Maintaining Insurances........................................................   34
               ----------------------------
        10.3. Insurance Proceeds...................................................................   34
              ------------------
        10.4. Property Insurance...................................................................   35
              ------------------
        10.5. Liability Insurance..................................................................   35
              -------------------
        10.6. Provisions Relating To All Insurances................................................   36
              -------------------------------------

SECTION 12. Further Assurances.....................................................................   37
            ------------------

SECTION 13. Events of Default......................................................................   37
            -----------------
        13.1. Failure to Pay Basic Rent............................................................   37
              -------------------------
        13.2. Failure to Pay Supplemental Rent.....................................................   37
              --------------------------------
        13.3. Failure to Maintain Insurance........................................................   37
              -----------------------------
        13.4. Misrepresentation or Breach of Warranty..............................................   37
              ---------------------------------------
        13.5. Bankruptcy, Etc......................................................................   37
              ----------------
        13.6. General Default......................................................................   38
              ---------------
        13.7. Loss of Airline or Corporate Authority...............................................   38
              --------------------------------------
        13.8. Other Obligations....................................................................   38
              -----------------
        13.9. Guarantor Default....................................................................   38
              -----------------

SECTION 14. Remedies...............................................................................   38
            --------
        14.1. Return and Repossession..............................................................   39
              -----------------------
        14.2. Sale, Use, Etc.......................................................................   39
              ---------------
        14.3. Liquidated Damages: Fair Market Rental................................................   39
              --------------------------------------

        14.4. Cancellation, Termination, and Rescission.............................................   39
              -----------------------------------------
        14.5. Other Remedies.......................................................................   40
              --------------

SECTION 15. General Indemnity and Expenses.........................................................   40
            ------------------------------
        15.1. General Indemnity....................................................................   40
              -----------------
        15.2. Legal Fees and Expenses..............................................................   41
              -----------------------

SECTION 16. Assignment and Alienation..............................................................   41
            -------------------------

SECTION 17. Notices................................................................................   42
            -------

SECTION 18. No Set-Off, Counterclaim Etc...........................................................   43
            -----------------------------

SECTION 19. Governing Law..........................................................................   44
            -------------
        19.1. Consent to Jurisdiction..............................................................   44
              -----------------------
        19.2. Choice of Law........................................................................   44
              -------------

SECTION 20. Miscellaneous..........................................................................   44
            -------------

SECTION 21. Truth-In-Leasing.......................................................................   45
            ----------------

EXHIBIT A: FORM OF LEASE SUPPLEMENT AND RECEIPT....................................................   47
-----------------------------------------------

EXHIBIT B: FORM OF AIRCRAFT RETURN RECEIPT AND LEASE
-----------------------------------------------------
      TERMINATION..................................................................................   53
      -----------

EXHIBIT C: FORM OF GUARANTEE.......................................................................   56
----------------------------

                            AIRCRAFT LEASE AGREEMENT

          This AIRCRAFT LEASE AGREEMENT dated as of January 1, 1996 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as owner trustee under that certain Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1,1990, by and among the Lessor and the Beneficiaries (defined below), with its principal place of business at 79 South Main Street, Salt Lake City, Utah 84111 ("Lessor"), and SUNWORLD INTERNATIONAL AIRLINES, INC., a Kentucky corporation with its principal place of business at 207 Grandview Drive, Fort Mitchell, Kentucky 41017-2799 ("Lessee"),

          WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the aircraft described herein upon and subject to the terms and conditions of this Lease;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the Lessee and Lessor agree as follows:

          SECTION 1. Definitions. The following terms shall have the following
                     -----------
meanings for all purposes of this Lease:

     "Aircraft" means the Airframe, Engines, Appliances, and the Aircraft
      ---------
Documents. Engines and Appliances shall be deemed part of the "Aircraft" whether or not from time to time attached to the Airframe or to another airframe or on the ground.

     "Aircraft Documents" has the meaning given such term in Section 5.11
      -------------------
hereof.

     "Airframe" means the Boeing model 727-251 airframe, manufacturer serial
     ----------
number 21161, registration mark N282US, and component Parts thereof (including landing gear) so long as such Parts shall be either incorporated or installed in or attached to the Airframe or required to be subject to this Lease as provided in Section 5 hereof.

     "Airworthiness Directive" means any airworthiness directive or other
      ------------------------
mandatory regulation, directive or instruction that the Aviation Authority may from time to time issue and that is required to be carried out on airframes, engines or appliances of the same type as the Airframe, Engines, or Appliances in order to meet the requirements of Aviation Law for the commercial transportation of passengers or cargo.

     "Appliance" means any instrument, mechanism, equipment, apparatus,
      ----------
appurtenance, or accessory, including communications equipment and auxiliary power units, that is used or intended to be used in operating or controlling the Aircraft in flight, and is installed in or attached to the Aircraft, but is not part of the Airframe or Engines, and component Parts thereof, so long as the same shall be either incorporated or installed in or attached to such Appliance or required to be subject to this Lease as provided in Section 5 hereof.

     "Applicable Law" means, without limitation, all applicable laws, treaties,
      ---------------
international agreements, decisions and orders of any court, arbitration or governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority, including, without Limitation, the law of the Commonwealth of Massachusetts, and such laws of the United States which prohibit trade with enemies of the United States.

     "Approved Maintenance Program" means a maintenance program applicable to
      -----------------------------
the Aircraft encompassing scheduled maintenance, condition monitored maintenance, and on-condition maintenance of Airframe, Engines and Appliances, including, but not limited to, servicing, testing, preventive maintenance, repairs, structural inspections, systems checks, approved modifications, service bulletins, engineering orders, Airworthiness Directives, corrosion control inspections and treatments, and which meets the Aviation Law requirements for commercial airline passenger operations and is approved by the appropriate Aviation Authority officer having responsibility for Lessee's operations and maintenance of the Aircraft.

     "Aviation Authority" means the Federal Aviation Administration of the
      -------------------
United States Department of Transportation or any successor agency, or any such other governmental authorities from time to time vested with the control and supervision of the Aviation Law, or having jurisdiction over the registration, airworthiness, operation of or other matters relating to the Aircraft or civil aviation in the United States.

     "Aviation Law" means the Applicable Law of the United States including all
      -------------
regulations promulgated by the Aviation Authority pursuant to Aviation Law, as amended from time to time, respecting the ownership and operation of aircraft registered or operated in the United States.

     "Basic Rent" means the rent payable for the Aircraft pursuant to Section
      -----------
3.2 hereof.

     "Beneficiaries" means American Income Partners V-A Limited Partnership, a
      --------------
Massachusetts limited partnership, American Income Partners V-B Limited Partnership, a Massachusetts limited partnership, American Income Partners V-C Limited Partnership, a Massachusetts limited partnership, and American Income Fund I-A, a Massachusetts Limited Partnership, a Massachusetts limited partnership, each with its principal place of business at 98 North Washington Street, Boston, Massachusetts 02114.

     "Business Day" means any day other than a Saturday, a Sunday or a day on
      -------------
which commercial banking institutions are authorized to be closed by Applicable Law in Boston, Massachusetts, or Fort Mitchell, Kentucky.

     "C Check" means the inspection, overhaul, repair, preservation and
      --------
replacement of Parts of the Aircraft, including preventive maintenance, identified as a full block C Check under the Airframe manufacturer's maintenance planning documents, or equivalent. Such full block C Check shall include all structural inspections, corrosion control and other work normally completed in conjunction with each block C Check.

     "Default" means an event which with the passage of time or the giving of
      --------
notice, or both, would constitute an Event of Default.

     "Delivery Date" has the meaning given such term in Section 2.2 hereof.
      --------------

     "Delivery Location" has the meaning given such term in Section 2.2 hereof.
      ------------------

     "Engine" means each of three (3) Pratt & Whitney model JT8D-1SA engines,
      -------
serial numbers 696253, 696529 and 695260, or any other engine which may from time to time replace an Engine leased hereunder in accordance with the terms hereof, and component Parts thereof, so long as the same shall be either incorporated or installed in or attached to such Engine or required to be subject to this Lease as provided in Section 5 hereof.

     "Event of Default" has the meaning given such term in Section 13 hereof.
      -----------------
     "Event of Loss" shall mean any of the following events with respect to any property:

          (i) loss of such property due to theft, disappearance, destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason;

          (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of an actual, constructive, agreed, arranged, or compromised total loss; or

          (iii) the condemnation, confiscation or seizure of, or requisition of title to such property by private persons or by any governmental or purported governmental authority (1)but excluding requisition for use or hire not involving requisition of tide, provided such requisition for use or hire does not continue beyond the end of the Term, and excluding confiscation by the United States of America).

     "Expiry" shall mean any of the following: (i) expiration of the Term
      -------
through the passage of time in accordance with the terms of this Lease, or (ii) termination, cancellation, or rescission of the Lease in accordance with its terms and in accordance with Applicable Law.

     "FSBU" means First Security Bank of Utah, N.A., in its individual capacity.
      ----

     "Guarantor" means Columbia Sussex Corporation, a Kentucky corporation with
      ---------
its principal place of business at 207 Grandview Drive, Fort Mitchell, Kentucky 41017-2799.

     "Guaranty" means the Guaranty made by the Guarantor in favor of the Lessor
      --------
and in the form attached hereto as Exhibit C.

     "Indemnitee" means (i) the Lessor; (U) the Beneficiaries; (iii) any Lender;
      -----------
(iv) American Finance Group, a Massachusetts general partnership, and (iv) their respective successors, assigns, employees, officers, directors and agents, and each of them.

     "Lease" shall mean this Aircraft Lease Agreement, as supplemented by the
      ------
Lease Supplement and Receipt, and as may be amended in accordance with Section 20 hereof.

     "Lease Supplement and Receipt" shall mean a Lease Supplement and Receipt,
      -----------------------------
substantially in the form of Exhibit A hereto.

     "Lender" shall mean any holder of a security interest in the Aircraft
      -------
and/or assignee of this Lease (or any interest therein), which security interest and/or assignment was acquired in exchange for financing provided to Lessor to acquire the Aircraft or to refinance Lessor's acquisition of the Aircraft.

     "Lessor Liens" means Liens which result from claims against or affecting
      -------------
the Lessor not related to the transactions contemplated by this Lease, or any Lien which Lessor has caused to be placed on the Aircraft as permitted pursuant to Section 19 hereof, or any Lien for Taxes imposed on any Indemnitee for which the Lessee is not required to indemnify hereunder.

     "Lien" means any mortgage, security interest, lease or other charge or
      ----
encumbrance or claim or right of others, including, without limitation, rights of others under any airframe, appliance or engine interchange or pooling agreement.

     "Life Limited Component" means any Part that is required either by the
      ----------------------
Airframe, Engine, Appliance, or, Part manufacturer or by the Aviation Authority or by the Approved Maintenance Program to be overhauled or replaced after a certain number of hours, calendar time, cycles, or landings, including without limitation life-limited parts, notables, and discard items.

     "Maintenance Provider" means Triad International Maintenance Corp.,
      --------------------
Greensboro, North Carolina, or other internationally recognized service, overhaul and repair agency fully qualified to service, repair and overhaul the Airframe, Engines and Appliances approved by the Aviation Authority, as selected by Lessee and approved in writing by Lessor, such approval not to be unreasonably withheld.

     "Operative Documents" means this Lease (including a Lease Supplement and
      -------------------
Receipt), the Guaranty, and any ancillary documents executed in connection therewith.

     "Overdue Payment Rate" means 12% per annum.
      --------------------

     "Parts" means all components, parts, instruments, appurtenances,
      -----
accessories, furnishings or other equipment of whatever nature (other than complete engines or appliances) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or any Appliance, including replacement parts.

     "Permitted Liens" means: (i) Lessor Liens; (ii) Liens for Taxes; (iii)
      ---------------
materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business, including (without limitation) Liens in respect of airport user and en route charges; and (iv) Liens arising out of judgments or awards; provided, however, that with respect to foregoing clauses (ii), (iii), and (iv), the payments associated with the Liens described therein are either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, confiscation, seizure or loss of the Airframe or any Engine or interest therein.

     "Rent" means Basic Rent, Reserves, and Supplemental Rent.
      ----

     "Rent Payment Date" means the Delivery Date and the day of each calendar
      -----------------
month following the Delivery Date which corresponds to the Delivery Date (or, if any such month does not have such a corresponding day then the last day of such month) during the Term.

     "Reserves" has the meaning given to such term in Section 3.6 hereof.
      --------

     "Reserve Tasks" has the meaning given to such term in Section 3.6 hereof.
      -------------

     "Return Date" has the meaning given to such term in Section 6.1 hereof.
      -----------

     "Return Location" has the meaning given to such term in Section 6.1 hereof.
      ---------------

     "Security Deposit" has the meaning given to such term in Section 3.5
      ----------------
hereof.

     "Stipulated Loss Value" has the meaning given to such term in Section
      ---------------------
10.4.1 hereof.

     "Supplemental Rent" means all amounts, liabilities, indemnifications and
      -----------------
obligations of any kind whatsoever (other than Basic Rent but including any payment of Stipulated Loss Value) which the Lessee is obligated to pay in accordance with the terms of this Lease.

     "Tax" has the meaning given to such word in Section 8.1 hereof.
      ---

     "Term" has the meaning given to such word in Section 3.1 hereof.
      ----

     "US$ and Dollars" means the lawful currency of the United States.
      ---------------

                 SECTION 2. Lease and Delivery of the Aircraft
                            ----------------------------------

     2.1.  Lease. Lessees Obligations. and Conditions Precedent.
           -----------------------------------------------------

     The Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft, on the terms and conditions of this Lease. The Lessees obligation to lease the Aircraft shall be conditioned upon the Aircraft not having suffered an Event of Loss prior to the Delivery Date, and being in the following condition (the "Conditions Precedent to Lessee's Acceptance"): (1) registered in the United States in the name of the Lessor (Lessor shall provide a copy of a certificate of registration to Lessee); (2) with a current and valid certificate of airworthiness (Lessor shall provide a copy of such certificate to Lessee); (3) in compliance with all Aviation Authority regulations, including without limitation, with all Airworthiness Directives (including twenty-year aging aircraft Airworthiness Directives) completed on a terminating action basis, qualified under Aviation Authority Part 121 for commercial passenger operations, and accompanied by all Aircraft Documents required by the Aviation Authority (Aircraft Documents for life-limited parts shall be "back-to-birth");
(4) fully equipped to Lessee's satisfaction; (5) configured with a minimum of 166 economy-class seats; (6) with Engines having an average of 3,000 hours/cycles across the wing, but no less than 2,000 hours/cycles on any one Engine before next scheduled removal; (7) with all life-limited parts and Aircraft time-controlled components having at least 2,000 hours/cycles remaining based on the Northwest Airlines maintenance program; (8) zero time since a full C Check and that segment of a D check necessary to bridge the Aircraft to the Approved Maintenance Program; (9) with windshear detector installed; (10) with MTOW increased to 186,500 pounds; (11) stripped or painted white; (12) clean by commercial airlines standards; and with the auxiliary power unit in serviceable condition and functioning satisfactorily. The Lessee shall be entitled to a predelivery inspection of the Aircraft that shall include a full borescope and power assurance check on all Engines and the auxiliary power unit and a test flight, all at Lessor's expense. At any such predelivery inspection and flight Lessee's representatives may be accompanied by an Aviation Authority Designated Airworthiness Representative. Furthermore, the Lessee's obligation to lease the Aircraft shall be conditioned upon provision, on the Delivery Date, to Lessee of written confirmation in a form provided by Lessee and reasonably satisfactory to Lessor from each Lender and Beneficiary that such Lender and Beneficiary is aware of the covenant contained in Section 4.5 hereof and agrees that, provided no Event of Default has occurred and continuing, such Lender or Beneficiary will not interfere with Lessee's rights hereunder or its peaceful and quiet use, operation and possession of the Aircraft hereunder. The Lessor's obligation to lease the Aircraft shall be conditioned upon the absence of any Default hereunder, and the performance by Lessee of each of the following obligations on or before the Delivery Date (unless a sooner date is specified), all in form and substance satisfactory to Lessor and its counsel:

          2.1.1. Execution of Operative Documents. The Lessee shall have
                 --------------------------------
     executed and delivered this Lease, the Lease Supplement and Receipt (dated the Delivery Date), and each other Operative Document to which it is a party, and the Guarantor shall have executed and delivered the Guaranty:

          2.1 2.  Evidence of Legal Authority to Lease and Operate the Aircraft.
                  --------------------------------------------------------------
     [INTENTIONALLY OMITTED]
     -----------------------

          2.1.3.  Evidence of Corporate Authority. The Lessee shall have
                  -------------------------------
     delivered to the Lessor certified resolutions of the board of directors of the Lessee and the Guarantor, duly authorizing the execution, delivery and performance of this Lease, the other Operative Documents to which the Lessee or the Guarantor is a party, and other satisfactory evidence as may be requested by Lessor that the Lessee and the Guarantor have taken all corporate action necessary to authorize the Operative Documents and the transactions contemplated hereby, together with an incumbency certificate as to the person or persons authorized to execute and deliver the same;

          2.1.4.  Evidence of Insurance. The Lessee shall have delivered to the
                  ---------------------
     Lessor reports and certificates of insurance iii compliance with the requirements of Section 10 hereof;

          2.1.5.  Opinion of Counsel. At Lessee's expense, the Lessor shall have
                  ------------------
     received a favorable opinion addressed to Lessor from counsel to Lessee, dated the Delivery Date, confirming (subject to standard exceptions) that
     (i) Lessee is a corporation duly incorporated, validly existing, in good standing, and is qualified to do business under the laws of the State of Kentucky; (iii) the execution, delivery and performance by Lessee of this Lease have been duly authorized by all necessary corporate action on the part of the Lessee, are not inconsistent with its Certificate of Incorporation or By-Laws, and do not violate any United States or Kentucky law, regulation or order applicable to Lessee; (iii) this Lease is the legal, valid, binding and enforceable agreement of Lessee; and (iv) no consent or approval by any United States or Kentucky authority or agency is required with respect to the execution, delivery and performance by Lessee of this Lease other than licenses, permits and approvals required of the Aviation Authority for the operation and maintenance of the Aircraft by Lessee.

          2.1.6.  Payment of Basic Rent and Security Deposit. Lessor shall have
                  ------------------------------------------
     received payment of Basic Rent for the first month of the Term, and payment of the Security Deposit.

     2.2. Delivery. The Aircraft shall be delivered to the Lessee "AS IS,"
          --------
"WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION 4.3 HEREOF. Lessee shall accept delivery of the Aircraft at Smyrna Airport, Smyrna, Tennessee, or such other place as may be mutually agreed upon in writing by the Lessor and Lessee (the "Delivery Location") and on January 19, 1996, or such other date as may be mutually agreed upon in writing by the Lessor and Lessee (the "Delivery Date", which date shall be the date of the Lease Supplement and Receipt). Upon acceptance of the Aircraft, the Lessee shall execute and deliver the Lease Supplement and Receipt to the Lessor, which shall constitute, without further act, unconditional and irrevocable acceptance, as between Lessor and Lessee, by the Lessee of the Aircraft under, and for all purposes of, this Lease and as being airworthy, in good working order and repair and without defect or inherent vice in condition, design, operation or fitness for use, whether or not discoverable by the Lessee on the Delivery Date. There shall be attached to the Lease Supplement and Receipt
Schedule 3, signed by both parties, setting forth qualifications affecting the return conditions set forth in Section 6 hereof.

     2.3. Lessor Authority: Ancillary Documents. On the Delivery Date, the
          -------------------------------------
Lessor shall furnish to the Lessee (i) satisfactory evidence that the Lessor has taken all corporate action necessary to authorize this Lease and the transactions contemplated hereby; (ii) an incumbency certificate as to the person or persons authorized to execute and deliver the same, in each case in form and substance satisfactory to the Lessee; (iii) an assignment of such rights as the Lessor may have under any warranty (express or implied) or otherwise with respect to the Aircraft, made by the manufacturer of the Aircraft or by any subcontractor or supplier of such manufacturer, as the case may be, or made by a repair station or supplier in respect to repair or overhaul of the Aircraft to the extent that the same exists in favor of the Lessor and is capable of being assigned or otherwise made available; and (iv) a favorable opinion addressed to Lessee from counsel to Lessor, dated the Delivery Date and in form and substance reasonably satisfactory to the Lessee.

     2.4. Failure of Condition Precedent to Lessee's Acceptance. In the event
          -----------------------------------------------------
that the Aircraft does not meet the Conditions Precedent to Lessee's Acceptance on the Delivery Date, then Lessee shall have the right to terminate this agreement by written notice to Lessor. Upon such termination, Lessee shall be entitled to the immediate return of the Security Deposit, and thereafter neither party shall have any further liability or obligation to the other. In no event shall Lessor be liable to Lessee for breach of contract or consequential damages if the Aircraft does not meet the Conditions Precedent to Lessee's Acceptance.

          SECTION 3. Term. Rent. and Purchase Option.
                     --------------------------------

     3.1. Term: Option to Extend. The term for which the Aircraft is leased
          ----------------------
hereunder (the "Term") shall be thirty-six (36) months, commencing on the Delivery Date, unless Expire occurs sooner pursuant to the express provisions of this Lease. Provided no Default has occurred and is continuing, the Lessee may extend the Term on the same terms for one year by providing Lessor with written notice of its irrevocable election to extend the Term no less than ninety days prior to the expiration of the original thirty-six-month Term.

     3.2.  Basic Rent. The Lessee shall pay to the Lessor monthly rental for the
           ----------
Aircraft (the "Basic Rent"), payable in advance on each Rent Payment Date during the Term, in the amount of Sixty-Five Thousand United States Dollars (US $65,000).

     3.3. Method of Payment. All Rent hereunder shall be paid by the Lessee
          -----------------
not later than 2:00 P.M., New York time, on the date due thereof in U.S. Dollars and in immediately available funds to the Lessor by deposit to:

          National Westminster Bank
          80 Pine Street
          New York, New York 10005
          ABA#021-000-322
          Acct.#2181-01-7585
          Acct. Name: American Finance Group
          Reference: AFG Sunworld

or to such other United States bank account as the Lessor shall specify to the Lessee in writing. Any Rent due on a day which is not a Business Day shall be due on the next Business Day.

     3.4. Supplemental Rent. The Lessee also agrees to pay to the Lessor any and
          -----------------
all Supplemental Rent promptly as the same shall become due and owing. In the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity in the case of nonpayment of Basic Rent. The Lessee will also pay, on demand, as Supplemental Rent, an amount equal to interest at the Overdue Payment Rate on any part of any payment of Rent not paid on the date it becomes due for any period for which the same shall be overdue.

     3.5. Security Deposit. Upon the execution of this Lease, Lessee shall make
          ----------------
a deposit, in cash, with Lessor in an amount equal to One Hundred Thirty Thousand United States Dollars (US $130,000) to serve as security for Lessee's full and faithful performance of all of its obligations under this Lease (the "Security Deposit"). If Lessee fails to pay Rent or any other sums due or fails to perform any of the other terms or provisions of this Lease or is otherwise in Default hereunder, in addition to all other rights Lessor shall have, Lessor may use, apply or retain all or any portion of the Security Deposit in partial payment for any sums it may in its discretion advance to cure such Default by the Lessee. If Lessor uses or applies all or any portion of the Security Deposit, such application shall not be deemed a cure of any Default, and Lessee shall within five Business Days after receipt of written demand from Lessor pay an amount necessary to restore the Security Deposit to its required amount, and the failure to do so shall be an Event of Default without further notice. Except as otherwise expressly provided herein, the Security Deposit shall remain in effect until the Aircraft is returned in the condition required by this Lease and an Aircraft Return Receipt and Lease Termination in the form of Exhibit B is executed. Lessee shall not be entitled to off-set any Rent against the Security Deposit. At the return of the Aircraft in the condition required by this Lease, Lessor shall return the Security Deposit, without interest, provided that Lessee has otherwise fulfilled all its obligations hereunder. Lessor shall be under no obligation to segregate the Security Deposit, and may mingle the Security Deposit with other funds. Lessee hereby grants Lessor a security interest in the Security Deposit, and Lessee shall deliver to Lessor any financing statement or other documentation necessary or advisable to perfect Lessor's security interest in the Security Deposit.

     3.6. Reserves.  D Checks (whether phased or block, as defined in the
          --------
Approved Maintenance Manual), C Checks, Engine heavy maintenance requiring shop repair, landing gear overhauls, and auxiliary power unit overhauls are collectively and individually referred to as "Reserve Tasks." In addition to monthly installments of Basic Rent, Lessee shall pay to Lessor an hourly payment to be reserved for Reserve Tasks as follows:

          3.6.1. The Lessee shall, on or before the 10th day of each calendar month during the Term of this Lease, submit to Lessor a true summary of the Aircraft usage for the preceding month, specifying the number of hours the Aircraft shall have flown in such month. Such usage shall be determined by Lessee by reference to the Aircraft operating logs, subject to audit and verification by Lessor. On or before the 15th day of each month, Lessee shall pay to Lessor for each flight hour the Aircraft was operated during the immediately preceding month the following amounts applicable to the specified Reserve Tasks: for D Check, US $50; for C Checks, US $50; for Engine heavy maintenance (including overhaul, hot section inspection, replacement of internal Life Limited Components that have reached their applicable hour or cycle limits, disassembly, assembly and testing required thereof) requiring shop repair US 60 per Engine, and applicable per specific Engine (a separate Engine Reserve shall be established and maintained for each Engine); for complete landing gear overhaul, US $12, combined for all landing gear; and for auxiliary power unit overhaul in accordance with the Approved Maintenance Program, US $3. The foregoing amounts shall be collectively or individually referred to as "Reserves."

          3.6.2. Upon submission by Lessee to Lessor of invoices or receipts evidencing the performance of a Reserve Task in accordance with the provisions hereof, Lessor shall, provided that an Event of Default shall not have occurred and be continuing, reimburse Lessee from Reserves corresponding to the Reserve Task, but not in an amount to exceed the actual invoices or receipts, and not in excess of Reserves actually received for the corresponding Reserve Task, and not for repairs arising as a result of foreign object damage, an insured occurrence, or operational mishandling. Except as expressly set forth below in subsection 3.6.5, if, on any occasion, Reserves actually received are insufficient to pay for the corresponding Reserve Task, the shortfall shall be for the account of the Lessee and may not be carried forward or made the subject of any further claim for payment.

          3.6.3.  [INTENTIONALLY OMITTED]

          3.6.4. Reserves shall be and remain the property of the Lessor until disbursed. Except as expressly set forth in Section 3.7 below, all undisbursed Reserves, upon Expire, shall be retained by Lessor as additional Rent for the Aircraft. Lessor shall be under no obligation to segregate Reserves, and may mingle Reserves with other funds.

          3.6.5.  Lessor Contribution for Reserve Tasks.  Only for the first
                  -------------------------------------
     scheduled overhaul for each Engine during the Term provided the build standard for such Engine overhaul does not exceed 6,000 hours/cycles), for the first auxiliary power unit overhaul during the Term, and for the first landing gear overhaul during the Term, the Lessor shall reimburse Lessee for a fraction of the cost to Lessee for each such Reserve Task, the numerator of which fraction shall be the time since such overhaul on the Delivery Date and the denominator of which fraction shall be the time since overhaul when such Reserve Task is occasioned.

     3.7 Purchase Option. Provided no Default has occurred and is continuing,
         ---------------
the Lessee may purchase (i) the Aircraft, together with (ii) any undisbursed Reserves less any Lessor contribution for Reserve Tasks pursuant to Section
3.6.5 above (the "Sold Reserves") on the following terms and conditions. The Lessee may purchase the Aircraft together with the Sold Reserves at the end of the twenty-fourth month of the Term for a purchase price of US$2,750,000, or at the end of the thirty-sixth month of the Term for a purchase price of US$2,450,000. To purchase the Aircraft together with the Sold Reserves at either time, the Lessee must first provide the Lessor with written notice of its irrevocable election to purchase no less than ninety days prior to the purchase date. Any sale shall be "AS-IS," and Lessee shall be responsible for and indemnify Lessor from any sales or use taxes. Upon such sale, the Lease shall terminate, and Lessor shall return to Lessee the Security Deposit.

          SECTION 4. Representations, Warranties and Miscellaneous Covenants.
                     --------------------------------------------------------

     4.1. The Lessee's Representations and Warranties. The Lessee represents and
          -------------------------------------------
warrants as follows:

          4.1.1.  Organization and Qualification.  The Lessee is a corporation
                  ------------------------------
     duly incorporated in and validly existing under the laws of Kentucky, possessing perpetual corporate existence, having the capacity to sue and be sued in its own name, has full power, legal right and authority (corporate and otherwise) to carry on its business as currently conducted, to own and hold under lease its properties and to execute, deliver and perform and observe the provisions of this Lease and other Operative Documents to which it is a party, and is duly qualified to do business in good standing wherever the nature of its business makes such qualification necessary.

          4.1.2.  Corporate Authorization. The execution, delivery, and
                  -----------------------
     performance by the Lessee of this Lease and each of the other Operative Documents to which it is or will be a party (A) have been duly authorized by all necessary corporate action on behalf of the Lessee, (B) do not require the consent or approval of the Lessee's stockholders or of any trustee or the holders of any indebtedness or obligations of the Lessee (except such as have been obtained, and certified copies of which have been furnished to the Lessor), (C) [INTENTIONALLY OMITTED], (D) do not conflict with or result in any breach of any of the terms or constitute a default under any document, instrument, or agreement to which the Lessee is a party or is subject or by which it or any of its assets are bound, (E) do not contravene the Lessee's charter or by-laws, or any other provisions of Lessee's constitutive documents, and (F) do not and will not result in the creation or imposition of or oblige Lessee to create any Lien on or over the Aircraft other than any Permitted Lien.

          4.1.3.  Government Approval. Excepting only requirements covered in
                  -------------------
     Section 4.4.6 below, every consent, authorization, and approval required by the Lessee to enable it to carry on its business or required by it to authorize or in connection with the execution, delivery, legality, validity, priority, enforceability, admissibility in evidence, or effectiveness of this Lease and the other Operative Documents to which Lessee is or will be a party or the performance by it of any of its obligations under this Lease and each of the other Operative Documents to which it is or will be a party has been duly obtained or made and is in full force and effect and there has been no default in observance or performance of any of the conditions, restrictions (if any), imposed on or in connection with any such consent or approval or sanction. At Delivery, the Lessee will have and will thereafter maintain valid all necessary certificates and licenses for the operation of (a) its business as an airline operating scheduled or charter flights for the carriage of passengers and cargo and (1))the Aircraft on such flights; the Lessee is not exempt from the obtaining of any such certificates or licenses usually required by commercial airline operators.

          4.1.4.  Valid and Binding Agreements. This Lease constitutes the
                  ----------------------------
     legal, valid and binding obligations of the Lessee enforceable against the Lessee.

          4.1.5.  Litigation. There are no unsatisfied judgments against Lessee,
                  ----------
     and there is no pending or, to the best of the Lessee's knowledge, threatened action or proceeding affecting the Lessee before any court, tribunal, governmental agency or arbitrator which if adversely determined would materially adversely affect the financial condition or operations of the Lessee or the ability of the Lessee to perform its obligations under the Lease.

          4.1.6.  Financial Condition. [INTENTIONALLY OMITTED]
                  -------------------

          4.1.7. Accuracy and Disclosure of Information. [INTENTIONALLY OMITTED]
                 --------------------------------------

     4.2. Representations and Warranties of the Lessor and FSBU. The Lessor and,
          -----------------------------------------------------
with respect to Sections 4.2.5, 4.2.6, 4.2.7, and 4.2.9., FSBU, make the following representations and warranties:

          4.2.1.  Due Organization. The Lessor is a national banking association
                  ----------------
     duly organized and validly existing if good standing under the laws of the United States, and has the power and authority to enter into and perform its obligations under this Lease and the Lease Supplement and Receipt, and any other documents delivered by lessor in connection therewith;

          4.2.2.  Due Authorization: Enforceability. This Lease has been, and
                  ---------------------------------
     the Lease Supplement and Receipt, and each other document delivered by Lessor in connection herewith to which the Lessor is a party will be, duly authorized, executed and delivered by the Lessor, and, assuming due authorization, execution and delivery thereof by the other parties hereto and thereto, are, or in the case of the Lease Supplement and Receipt will be, legal, valid and binding obligations of the Lessor, enforceable against Lessor.

          4.2.3.  No Violation. The execution and delivery by the Lessor of this
                  ------------
     Lease are not, and the execution and delivery by the Lessor of the Lease Supplement and Receipt and each other document to with Lessor is a party will not be, and the performance by the Lessor of its obligations under each of the foregoing documents will not be, inconsistent with its partnership agreement or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Lessor is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local governmental authority or agency, except such as have been obtained, given or accomplished.

          4.2.4. Ownership of Aircraft. On the Delivery Date, the Lessor shall
                 ---------------------
     have full legal title to the Aircraft, free and clear of all Liens except any Lien which Lessor caused to be placed on the Aircraft as permitted pursuant to Section 16 hereof.

          4.2.5 No Consents or Approvals. Neither the execution and delivery by
                ------------------------
     Lessor of this Agreement or any other document delivered by it in connection herewith nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any Utah state governmental authority or agency or any United States federal governmental authority or agency governing the banking or trust powers of FSBU.

          4.2.6 Citizenship. FSBU is a "citizen of the United States" as
                -----------
     defined in Aviation Law, and Lessor hereby agrees, promptly upon an officer in its Corporate Trust Department obtaining actual knowledge of its failure to maintain its status as a citizen of the United States, to give notice to the Lessee and to resign as owner trustee promptly upon its ceasing to be a citizen of the United States.

          4.2.7. Discharge of FSBU Liens. There are no Liens on the Aircraft
                 -----------------------
     attributable to FSBU and FSBU agrees that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to duly discharge and satisfy in full any such Liens.

          4.2.8. Litigation. There are no unsatisfied judgements against Lessor,
                 ----------
     and there is no pending or, to the best of the Lessor's knowledge, threatened action or proceeding affecting the Lessor before any court, tribunal, governmental agency or arbitrator which if adversely determined would materially adversely affect the financial condition or operations of the Lessor or the ability of the Lessor to perform its obligations under the Lease.

          4.2.9. FSBU Litigation. There are no pending or, to the actual
                 ---------------
     knowledge of an official in FSBU's Corporate Trust Department, threatened actions or proceedings before any court or administrative agency to which FSBU is a party, or any other actions or proceedings before any court or administrative agency which relate to FSBU's banking or trust powers which, if determined adversely to FSBU, would materially and adversely affect its right, power, and authority to perform its obligations under this Agreement or any document delivered by it in accordance herewith.

     4.3. Disclaimer and Acknowledgement of Disclaimer: Waiver of Consequential
          ---------------------------------------------------------------------
     Damages. THE AIRCRAFT SHALL BE LEASED BY THE LESSOR TO THE LESSEE "AS IS"
     -------
AND "WHERE IS," WHICH IS ACKNOWLEDGED AND AGREED TO BY THE LESSEE. THE WARRANTIES AND REPRESENTATIONS SET FORTH IN 4.2 ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR HAS NOT MADE, SHALL NOT BE CONSIDERED TO HAVE MADE, AND SPECIFICALLY DISCLAIMS (1) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT, REGARDING CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, FITNESS FOR USE FOR A PARTICULAR PURPOSE, QUALITY OF MATERIALS OR WORKMANSHIP, OR ABSENCE OF DISCOVERABLE OR NONDISCOVERABLE DEFECTS; (2) ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE); AND (3) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO CONDITIONS PRECEDENT TO LESSEE'S ACCEPTANCE.

     THE LESSEE HEREBY WAIVES, RELEASES, DISCLAIMS AND RENOUNCES ALL EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.

     THE LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO THE LESSEE WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, AND LESSEE HEREBY DISCLAIMS AND WAIVES ANY RIGHT IT WOULD OTHERWISE HAVE TO RECOVER FOR (1) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DURING THE TERM DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN; (2) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING TO IT; OR (3) ANY CONSEQUENTIAL DAMAGES, INCLUDING THOSE FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS, OR FOR CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE LESSOR

                                 Page 14 0f 56

OF ANY OF THE AGREEMENTS, REPRESENTATION, OR WARRANTIES OF THE LESSOR CONTAINED IN THIS LEASE; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL RELIEVE LESSOR OF ANY RESPONSIBILITY OR LIABILITY TO LESSEE FOR, OR CONSTITUTE A WAIVER BY LESSEE OF RIGHTS WITH RESPECT TO (a) ANY BREACH BY LESSOR OF THE COVENANT SET FORTH IN
SECTION 4.5 HEREOF, OR (b) LESSOR'S OBLIGATIONS PURSUANT TO SECTIONS 3.6.5 AND
5.5 HEREOF.

     4.4. Lessee's Miscellaneous Covenants.
          --------------------------------

          4.4.1.  Maintenance of Corporate Status: No Merger or Consolidation.
                  ------------------------------------------------------------
     Lessee will preserve and maintain its corporate existence and such of its licenses and franchises in any jurisdiction where failure to obtain such licensing or qualification would have a material adverse effect upon Lessee. The Lessee shall not consolidate or merge with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of, whether in one transaction or a series of related transactions, all or substantially all of its assets. Lessee shall not (A) voluntarily suspend its operations; or (B) voluntarily or involuntarily permit to be revoked, canceled or otherwise terminated all or substantially all of the franchises, concessions, or permits required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof.

          4.4.2.  Notice of Default or Adverse Occurrence. The Lessee shall
                  ---------------------------------------
     promptly inform the Lessor of the occurrence of or the existence of a Default forthwith upon becoming aware of such Default.

          4.4.3.  Maintenance of Consents and Approvals. The Lessee shall obtain
                  -------------------------------------
     or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed on, or in connection with, every consent, license, authorization, approval, filing and registration obtained or effected in connection with this Lease and the Operative Documents, or which may from time to time be necessary under Applicable Law for the continued due performance of all obligations of the Lessee under this Lease, including without limitation qualifications to operate the Aircraft in accordance with Aviation Law, and under the other Operative Documents. Where it is required of Lessee under Applicable Law with respect to this Lease or under any Operative Document, consent, approval, sanction, to stamp, file, register or attend to any act, matter or thing, Lessee will do so promptly and within any applicable prescribed time period in respect thereof.

          4.4.4.  Change of Locale. Lessee will promptly advise Lessor of any
                  ----------------
     change in its principal place of business or chief executive office if there is more than one place of business.

          4.4.5.  Financial Information and Reports. The Lessee shall provide
                  ---------------------------------
     the Lessor (i) as soon as available and in any event within 120 days after the end of each fiscal year of each of the Lessee and the Guarantor, the Lessee's and the Guarantor's respective audited annual financial statements in a form consistent with generally accepted accounting principles certified as to their correctness by independent public auditors, and (ii) within 45 days after the end thereof their respective quarterly financial statements certified as to their correctness by their respective duly authorized chief financial officer, together with a certificate signed by the Lessee's duly authorized chief executive officer to the effect that, based upon due inquiry and investigation, during such financial quarter no Event of Default occurred. The Lessee's fiscal year ends December 31. The Guarantor's fiscal year ends December 31.

          4.4.6.  Evidence of Legal Authority to Lease and Operate the Aircraft.
                  --------------------------------------------------------------
     No later than January 31, 1996, the Lessee shall have obtained all licenses, permits and approvals required with respect to the Aircraft by the Aviation Authority or Applicable Law for the lease of the Aircraft, and for the commercial operation thereof by the Lessee, and Lessee shall provide Lessor with certified copies of such; provided, however, that if Lessee is unable to obtain the requisite approvals by such date despite its diligent efforts to do so, such date shall be extended, subject to Lessor's consent not to be unreasonably withheld.

     4.5.  Lessor's Covenant of Quiet Enjoyment. The Lessor agrees that, so long
           ------------------------------------
as no Event of Default shall have occurred and be continuing, neither the Lessor, any Lender, the Beneficiaries, nor anyone validly claiming through or under any of them will take (or fail to take) any action, the taking (or failure to take) of which causes interference with the Lessee's rights hereunder or its peaceful and quiet use, operation and possession of the Aircraft under this Lease. Should such interference occur, Lessor shall promptly eliminate the cause thereof, upon written notice from Lessee.

          SECTION 5. Operation, Maintenance, Possession
                     ----------------------------------

     5.1.  Title. Title to the Aircraft shall remain vested in Lessor.
           -----

     5.2.  Operation. Lessee agrees not to operate the Aircraft unless the
           ---------
Aircraft is covered by insurance as required by the provisions of Section 10 hereof or contrary to the terms of such insurance. Lessee agrees not to operate the Aircraft except in a passenger configuration, in commercial or other operations for which Lessee is duly authorized by the Aviation Authority. Lessee will not permit the Airframe, an Engine or Appliance to be maintained, used or operated during the Term in violation of any Applicable Law, or contrary to any manufacturer's operating manuals or instructions, provided that Lessee will not knowingly allow passengers or cargo customers to transport illegal drugs on the Aircraft. Lessee shall pay all costs incurred in the operation of the Aircraft, including but not limited to flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, arising directly or indirectly in connection with or related to the use, movement and operation of the Aircraft by Lessee during the Term. The obligations of Lessee under this provision shall survive the end of the Term.

                                 Page 16 0f 56

     5.3.  Maintenance in General. Lessee, at its own cost and expense (except
           ----------------------
as expressly otherwise provided in Sections 3.6.5 and 5.5), shall (i) service, repair, maintain and overhaul the Airframe, each Engine, and each Appliance so as to keep the same in as good operating condition as when delivered to Lessee hereunder, and in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under Aviation Law, and (ii) at a minimum, give the Aircraft the same level of attention and maintenance as the Lessee affords to the other Boeing 727-200 aircraft in its fleet, including Airworthiness Directive compliance and level of incorporation, repairs, cleanliness, and correction of items of a cosmetic nature (such as hail damage), except where the terms of this Lease dictate other standards (provided, however, that lessee shall not be required to hushkit the Aircraft); and (iii) maintain the Aircraft in compliance with the requirements of the Airframe manufacturer's aging aircraft and corrosion control program document and supplemental inspection document as periodically revised. Included within the obligation of maintenance and repair is the obligation and affirmative undertaking by Lessee to replace from time to time all worn or defective Parts, to the extent required to cause the Aircraft to be in an airworthy condition in all respects, and covered by an effective commercial passenger transport category certificate of airworthiness at all times except during those periods when the Aircraft is undergoing maintenance or repairs as required by this Lease. The "build standard" applicable to all Engine shop visits shall be 6,000 hours with regard to both exhaust gas temperature and Life Limited Components. Excepting only "AOG" situations, selection of a Maintenance Provider shall be subject to Lessor's prior written approval, such approval not to be unreasonably withheld. All maintenance (other than routine flight line maintenance) shall be performed by the manufacturer or the Maintenance Provider (excepting "AOG" situations) in accordance with the Approved Maintenance Program. If any significant changes (including without limitation, time limit changes) shall be made to such Approved Maintenance Program, a copy of such proposed changes shall be delivered to Lessor for its prior written approval, such approval not to be unreasonably withheld, before such change is submitted to the Aviation Authority for approval.

     5.4.  Parts.
           -----

           5.4.1. Unless the Airframe, an Engine or an Appliance has suffered an Event of Loss, Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace such Parts as promptly as practicable with replacement Parts. All replacement Parts shall be free and clear of all Liens except Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

          5.4.2. All Parts at any time removed from the Airframe, an Engine or an Appliance shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe, Engine, or Appliance and that meet the requirements for replacement Parts specified in this Section 5. Immediately upon any replacement Part becoming incorporated or installed in or attached to such Airframe, Engine, or Appliance, without further act, (i) title to such replacement Part shall thereupon vest in Lessor; (ii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe, Engine, or Appliance, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine or Appliance; and (iii) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and shall no longer be deemed a Part hereunder.

     5.5.  Airworthiness Directives. Except as expressly provided below, Lessee
           ------------------------
agrees to comply with all Airworthiness Directives which become due during the Term. All Airworthiness Directives shall be accomplished in strict compliance with all issuing agency's specific instructions. Lessee shall comply with all Airworthiness Directives at its sole cost and expense up to US$25,000 per any one Airworthiness Directive. In the event that the cost of incorporating any terminating Airworthiness Directive (including parts, labor, and materials, but excluding any profit to Lessee) exceeds US$25,000 per any one Airworthiness Directive, the amount of the excess to be borne by the Lessor shall be calculated in accordance with the following formula:


                            1 - (N-M) x (C-25,000)
                                -----
                                  T

where "N" equals the total duration of the Term in months; "M" represents the month of the Term in which the modification is completed; "C" represents the total actual cost of labor, parts, and materials for the modification; and "T" equals the actual useful life of the modification in months, not to extend beyond December 31, 1999. If the Lessee's cost of complying with any one Airworthiness Directive that must be accomplished during the Term exceeds One Hundred Thousand Dollars (US$100,000) in any individual case, then Lessee may, by written notice to Lessor, elect not to pay any portion of the cost of complying with such Airworthiness Directive costing in excess of US$100,000, in which event Lessor shall have the right to comply with the Airworthiness Directive at its own expense, or by written notice to the Lessee within 15 days following receipt of such notice from Lessee, may advise Lessee that Lessor shall not perform such Airworthiness Directive (the "Excepted AD"), in which case the Lease shall terminate, effective upon the earlier of the end of the Term or the final compliance date for the Excepted AD, whereupon the Lessee shall return the Aircraft to the Lessor in accordance with the provisions of
Section 6 hereof, excepting only (i) the Excepted AD, and (ii) the C Check required by Section 6.5.1.

     5.6. Service Bulletins. Lessee agrees, at its sole cost and expense, to
          -----------------
incorporate into the Aircraft all those Airframe, Engine, and Appliance manufacturer and other vendor service bulletins which Lessee adopts and incorporates during the Term on the rest of the B727-200 aircraft in its fleet. The Aircraft, with respect to the rest of the B727-200 aircraft in Lessee's fleet, shall not be discriminated against in service bulletin compliance or other maintenance matters.

     5.7. Modifications.
          -------------

          5.7.1. Lessee, at its own expense, shall make such alterations and modifications in and additions to the Airframe or any Engine or Appliance as may be required to be made from time to time by Aviation Law during the Term regardless upon whom such requirements are, by their terms, nominally imposed, including, without limitation, any modifications required to enable the Aircraft to comply with environmental, noise, air pollution, and other standards ("Required Modifications"); provided, however, that Lessee shall not be required to hushkit the Aircraft.

          5.7.2. Lessee shall not, without Lessor's prior written consent, make any major modifications, alterations or additions (collectively, "Optional Modifications") to the Aircraft. For purposes of this Section 5, the term Optional Modifications shall include, but shall not be limited to, (i) changes to the Aircraft structure or performance, (ii) changes which could adversely affect spare parts, interchangeability or replaceability, and shall exclude Required Modifications.

          5.7.3. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO OPTIONAL MODIFICATION SHALL BE MADE WHICH HAS THE EFFECT OF DECREASING THE UTILITY OR VALUE OF THE AIRCRAFT OR ADVERSELY AFFECTS ITS AIRWORTHINESS OR USE FOR TRANSPORTING PASSENGERS IN COMMERCIAL SERVICE.

          5.7.4. All Optional Modifications, except as otherwise provided herein, shall be accomplished by Lessee at its own expense. Lessee shall provide advance copies of all drawings and data to be used by Lessee in accomplishing such Optional Modifications for Lessor's approval prior to such work. In the event Lessor does not consent to certain Optional Modifications to the Aircraft desired by Lessee, Lessor may give its qualified consent in writing to Lessee to accomplish such modifications which are unacceptable to Lessor on the condition that Lessee agrees to remove all such unacceptable modifications accomplished by Lessee and to reconstruct the modified areas to their original configuration in a good and workmanlike manner prior to return of the Aircraft to Lessor. In the event of Lessor's granting such qualified consent in writing, Lessee shall, at Lessee's sole expense, accomplish all such Optional Modifications, removal of such modifications and required reconstruction necessary to return the Aircraft to Lessor in its original configuration at the end of the Term. Lessor hereby consents to the following Optional Modifications, and agrees that such Optional Modifications may be

                                 Page 19 0f 56
     removed from the Aircraft on the Return Date: (1) a global positioning system, provided that wiring therefor shall become an accession to the Aircraft owned by Lessor; (2) overwater emergency equipment supplied by Lessee; (3) an HF radio system supplied by Lessee; and (4) ACARS supplied by Lessee.

     5.8. Reports. Lessee shall furnish to Lessor the following reports on a
          -------
monthly basis: (i) the hours and cycles operated by the Airframe; and (ii) the hours and cycles operated by each of the Engines (noting their location). Lessee shall furnish to Lessor the following reports on a quarterly basis: (iii) scheduled and unscheduled Engine and Appliance changes; (iv) damage reports; (v) a list of those service bulletins, Airworthiness Directives and engineering modifications issued during such quarter and applicable to the Aircraft, whether or not incorporated on the Aircraft; (vi) copies of any written communications with manufacturers with respect to defects or malfunctions of the Aircraft or such other matters; and (vii) C Check, D Check, and Engine shop visit scheduled dates. In addition, Lessee shall notify Lessor of all accidents, cases of significant theft or vandalism, extended periods of Aircraft grounding for cause, and insured occurrences as promptly as practicable.

     5.9. Right to Inspect. Lessor and its agents shall have the right to
          ----------------
inspect the Aircraft or the Aircraft Documents at any reasonable time, upon giving Lessee reasonable notice, to ascertain the condition of the Aircraft and to satisfy Lessor that the Aircraft is being properly repaired and maintained in accordance with the requirements of this Lease. No such inspection shall interfere with Lessee's business or operations. The cost of the inspection or survey shall be paid by Lessee if the Aircraft, or any part thereof, is not in the condition required by this Lease, but shall otherwise be paid by the Lessor. All repairs which shall be shown by the inspection or survey to be required shall be made at Lessee's expense in accordance with the Approved Maintenance Program. All required repairs shall be performed as soon as practicable after such inspection. In the event of a dispute between Lessor and Lessee as to the proper performance by Lessee of the repairs required hereunder, the decision of the manufacturer of the Airframe, Engines, Appliances, or Part(s) (as applicable) shall control. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making such inspection.

     5.10. Damage and Repairs. All damage to the Aircraft shall be documented
           ------------------
and any repair to the Aircraft shall be documented and accomplished pursuant to the applicable manufacturer's structural repair manual instructions and (where applicable) the Approved Maintenance Program. Such repairs shall be permanent. Repairs to the skin of the Aircraft shall be flush and not merely patched, unless otherwise permitted or provided in the Airframe manufacturer structural repair manual; provided that any such permitted patch shall be permanent and not temporary. Lessee shall notify Lessor and the manufacturer of any repair to the structure or skin of the Aircraft or any other repair costing in excess of One Hundred Thousand Dollars (US$ 100,000) promptly after its being made; provided, however, that Lessor shall have no liability to Lessee or third parties with regard to such repair or the quality thereof and Lessee shall indemnify and hold Lessor harmless with regard thereto. All technical and engineering data, calculations, drawings, and documentation covering major repairs shall become a permanent part of the Aircraft Documents. Any disagreement between Lessor and Lessee as to what constitutes a "major" repair or a "permanent" repair shall be referred to the applicable manufacturer and the Aviation Authority.

     5.11. Aircraft Documents. Lessee, at its expense, will at all times
           ------------------
maintain and preserve all flight records, maintenance records, historical records, modification records, overhaul records, manuals, logbooks, authorizations, drawings and data required by the Airframe, Engine, Appliance, or any Part manufacturer, or required from time to time by the Aviation Authority with respect to the Aircraft, including without limitation shop records detailing service checks, inspections, tests, repairs, or overhauls. All documentation of any type referred to in the preceding sentence is herein individually and collectively referred to as the "Aircraft Documents." Records produced by electronic data processing or other automated means are not acceptable, except as summary documents accompanied by original, or manual, records, unless specifically approved by the Lessor in writing. Aircraft Documents pertaining to maintenance shall contain verification of accomplishment and quality assurance by actual identifiable signature. All Aircraft Documents shall be the property of the Lessor. All Aircraft Documents shall be stored by Lessee during the Term at a secure facility, and Lessee shall notify Lessor in writing of the location of such facility. All Aircraft Documents will be at all times kept current and up to date in order to facilitate Lessor's ability to inspect periodically the Aircraft, monitor the maintenance of the Aircraft during the Term and to facilitate the sale or re-lease of the Aircraft to a third party at the end of the Term. The Lessee shall retain a revision service for all Airframe, Engine, Appliance and Part manufacturer's manuals and documentation, and the Aircraft Documents shall at all times contain the latest issued revisions and reflect the current configuration and status of the Airframe, Engines, Appliances, and Parts.

           5.11.1. Airworthiness Directives.  Lessee shall include within the
                   ------------------------
     Aircraft Documents all documentation necessary to establish the source data, method of compliance, verification of accomplishment, quality assurance, and all schedules of recurring action of any Airworthiness Directive.

           5.11.2. Life Limited Components.  AIRCRAFT DOCUMENTS FOR LIFE LIMITED
                   -----------------------
     COMPONENTS INSTALLED DURING THE TERM SHALL ESTABLISH TOTAL SERVICE, ORIGIN, AND AUTHENTICITY; SHALL BE "BACK-TO-BIRTH" WITH RESPECT TO ENGINE LIFE-LIMITED PARTS AND BACK TO LAST OVERHAUL WITH RESPECT TO OTHER LIFE-LIMITED COMPONENTS; AND SHALL ESTABLISH STRICT COMPLIANCE WITH THE AIRCRAFT AVIATION AUTHORITY TYPE DATA SHEET AND WITH THE APPROVED MAINTENANCE PROGRAM.

           5.11.3. Damage and Repairs. All damage to the Aircraft, whether
                   ------------------
     repaired or not, and all repairs to the Aircraft shall be documented in strict accordance with the manufacturer's structural repair manual.

     5.12. Possession. The Lessee will not, without the prior written consent
           ----------
of the Lessor, which may be withheld in the sole and absolute discretion of Lessor, assign any of its rights or obligations under this Lease or sublease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer any right, title or interest in, the Airframe, any Engine, Appliance or Part (whether through pooling or interchange agreements or otherwise) or install any Engine or Appliance, or permit any Engine or Appliance to be installed, on any airframe other than the Airframe, provided that the
                                                          --------
Lessee may, without the prior written consent of the Lessor:

           5.12.1. deliver temporary possession and control of the Airframe, an Engine, and Appliance or Part to the manufacturer or Maintenance Provider thereof for testing, service, maintenance, overhaul or repair or, to the extent permitted by this Section 5, for modifications or additions;

           5.12.2. install an Engine or Appliance on an airframe owned by the Lessee free and clear of all Liens except Permitted Liens;

           5.12.3. install an Engine or Appliance on an airframe leased to the Lessee or owned by the Lessee and subject to a security agreement under which the Lessee is the debtor, provided that (A) such airframe is free and
                                     -------- ----
     clear of all Liens except the rights of the parties to such lease or security agreement and except Permitted Liens, and (B) such lessor or secured party agrees in writing that it shall not acquire any right, title or interest in such Engine or Appliance;

           5.12.4. in the ordinary course of testing, servicing, maintenance, repair or overhaul, remove any Part from the Airframe, an Engine, or an Appliance, provided that the Lessee replaces such Part as promptly as
                --------
     possible with a Part which has a value and utility at least equal to the Part being replaced and is owned by the Lessee free and clear of all Liens except Permitted Liens; and any such replacement Part shall thereby become subject to this Lease without necessity of further act; provided, however,
                                                             --------
     that any Part removed from the Airframe, an Engine, or an Appliance for such purpose shall remain subject to this Lease until replaced by a replacement Part as provided in this clause;

           5.12.5. enter into a wet lease (defined as a lease of the Aircraft and flight crew, during which Lessee maintains exclusive operational control of the Aircraft and during which lease Lessee continues to maintain the Aircraft in accordance with Lessee's Approved Maintenance Program) for the Aircraft with any third party provided, however, that the term of such
                                       --------
     wet lease shall not extend beyond the end of the Term; and

           5.12.6. enter into a sublease of the Aircraft with a certificated United States airline provided (i) the Lessee shall provide not less than thirty days prior written notice to the Lessor; (ii) no Default or Event of Default shall have occurred and be continuing; (iii) the term of any such sublease shall not exceed the Term of this Lease; (iv) the aircraft maintenance procedures of any sublessee shall be equivalent to those of the Lessee; (v) the Lessee shall assign any such sublease to the Lessor as security for Lessee's obligations under this Lease, provided that so long as no Event of Default shall have occurred and be continuing, (A) the Lessee, to the exclusion of the Lessor, may (in the name of the Lessor or otherwise) exercise all rights and powers, and have all benefits, of the sublessor under any such sublease, including, without limitation, the right to collect and retain for the Lessee's own account all rent and other payments due from the sublessee thereunder, and (B) Lessor shall not, without the prior written consent of Lessee, amend, modify or terminate such sublease, (vi) any sublessee shall be solvent and not seeking protection from its creditors; (vii) any sublessee shall covenant not to sublease or part with possession of the Aircraft other than for maintenance, required modifications, or repairs to comply with this Lease;
     (viii) any sublessee shall agree in writing that such sublease shall be subordinate to this Lease and all terms hereof, and shall terminate if this Lease shall terminate; and (ix) the Lessee shall pay Lessor's reasonable expenses, including attorney fees, in connection with any such sublease.

No transfer of possession or control or other right afforded the Lessee pursuant to this Section 5 shall in any manner affect any of the obligations of the Lessee under this Lease or under the other Operative Documents, which obligations shall remain primary and shall continue to the same extent as in the absence of such transfer or other right. In the event that the Lessor shall have received a written agreement or existing security agreement or lease complying with the terms of clause 5.12.3, the Lessor hereby agrees for the benefit of the lessor or secured party furnishing such agreement that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any engine owned by such lessor or in which such secured party has a security interest by reason of such engine being installed on the Airframe.

     5.13.  Insignia. [INTENTIONALLY OMITTED]
            --------

            SECTION 6. Return of the Aircraft.
                       ----------------------

     6.1.  Return. Subject to the provisions of Sections 3.7 and 5.5 above,
           ------
Section 9 below, and subject to any qualifications as may be set forth in a
Schedule 3 signed by both parties and attached to the executed Lease Supplement and Receipt, on the last day of the Term or earlier Expiry (the "Return Date"), all of the terms of this Section 6 shall apply and the Lessee shall return the Aircraft to the Lessor by delivering the same, at the Lessee's own risk and expense, to Marana, Arizona, or such other place as may be mutually agreed upon in writing by the Lessor and Lessee (the "Return Location"), fully equipped with all Engines installed thereon. The Aircraft at the time of its return shall be in the condition set forth in this Section 6 and shall be free and clear of all Liens other than Lessor Liens; provided, however that if on the Return Date the Aircraft is not in Lessee's possession as a result of a breach by Lessor of the covenant set forth in Section 4.5 hereof, the aircraft shall be deemed redelivered to Lessor wherever then located and any taxes or other costs and expenses associated with delivery at such location shall be for the account of Lessor. At the time of acceptance of return of the Aircraft to Lessor,

Lessor and Lessee shall execute an Aircraft Return Receipt and Lease Termination in the form attached hereto as Exhibit B.

     6.2.  Lease Continues. In the event, for any cause, Lessee does not
           ---------------
return the Aircraft to Lessor on the last day of the Term or earlier Expiry in the condition required hereunder, then all of the obligations of Lessee under this Lease shall continue and such continued use shall not be considered a renewal of the Term of this Lease or a waiver of any right of Lessee hereunder. During such continued use, Rent shall continue to be paid by Lessee to Lessor and the other performance and obligations of Lessee to Lessor shall continue hereunder and the same shall be prorated at the rate of one thirtieth (1/30) of the monthly installment of Basic Rent for each day until the Aircraft is actually delivered to Lessor, and all other terms and conditions of this Lease shall remain in full force and effect. Payment shall be made within five (5) Business Days after presentation of Lessor's invoice and any failure to pay shall constitute an Event of Default of Lessee.

     6.3.  Return of Engines and Appliances. In the event any engine or
           --------------------------------
appliance not owned by Lessor shall be returned with the Airframe, Lessee will, at its own expense and concurrently with such return, furnish Lessor with a full warranty bill of sale, in form and substance satisfactory to Lessor, with respect to each such replacement engine or appliance and shall take such other action as Lessor may reasonably request in order that such replacement engine or appliance shall be duly and properly titled in Lessor. Upon passage of title to Lessor such replacement engine or appliance shall be deemed to be an Engine or Appliance for all purposes hereof and thereupon Lessor will transfer by bill of sale to Lessee, without recourse or warranty except a warranty against Lessor's Liens, all of Lessor's right, title and interest in and to an Engine or Appliance not installed on such Airframe at the time of the return thereof. Provided, however, that any replacement engine or appliance shall, in the opinion of the Lessor, have a value and utility at least equal to (and be in as good operating condition as) such Engine or Appliance replaced, assuming compliance by the Lessee with all of the terms of this Lease with respect to such Engine or Appliance.

     6.4.  Condition of Aircraft. The Aircraft at the time of its return to
           ---------------------
Lessor shall have been maintained and repaired in accordance with the Approved Maintenance Program and this Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service by the Lessee, and shall meet the following requirements:

           6.4.1. Operating Condition. The Aircraft shall be in as good
                  -------------------
     operating condition as on the Delivery Date, with all of the Aircraft Engines, Appliances, Parts, equipment, components, and systems functioning m accordance with their intended use irrespective of deviations or variations authorized by the minimum equipment list or configuration deviation list.

          6.4.2.  Cleanliness Standards. The Aircraft shall be clean by
                  ---------------------
     commercial airline standards and shall have received an exterior and an interior deep cleaning since its last commercial flight.

          6.4.3.  Certificate of Airworthiness.  The Aircraft shall have; and
                  ----------------------------
     be in compliance with (except to the extent that the provisions of Section
     5.5 above pertain) a legal and valid transport-category certificate of airworthiness for commercial passenger operations issued by the Aviation Authority, and shall be airworthy according to manufacturer's specifications and Aviation Authority regulations; provided, however, the Lessee shall not be required to hushkit the Aircraft.

          6.4.4.  Compliance with Governmental Requirements.  Subject only to
                  -----------------------------------------
     the provisions of Section 5.5 above, the Aircraft shall be in compliance with all Airworthiness Directives affecting the Aircraft which have an effective date for compliance within the Term. In the event Lessee has obtained a waiver or deviation from the Aviation Authority from having to comply with any such Airworthiness Directives, Lessee shall, irrespective of such waiver or deviation, fully comply with all such Airworthiness Directives covered by such waiver or deviation prior to the return of the Aircraft to Lessor as if such waiver or deviation did not exist.

          6.4.5.  Deferred Maintenance. The Aircraft shall have had
                  --------------------
     accomplished thereon all outstanding deferred maintenance items, carry-over items, configuration deviation list items and flight discrepancies. Items deferred because of maintenance concessions (i.e., an exemption to operate beyond the normal limits by monitoring) shall be brought up-to-date as if such maintenance concessions or exemptions did not exist. Components whose time status exceeds the conditions or requirements imposed by this Lease shall be brought into compliance with such conditions or requirements.

          6.4.6.  Corrosion Treatment. The Aircraft shall have been maintained
                  -------------------
     by cleaning and treating of all mild corrosion and correcting of all moderate and severe or exfoliated corrosion in accordance with the manufacturer's recommended corrosion prevention and control procedures and the Approved Maintenance Program. Fuel tanks shall be free from contamination and corrosion and in compliance with an approved tank treatment program.

          6.4.7.  Configuration and Condition. The Aircraft shall be returned
                  ---------------------------
     in the same configuration and condition with all Parts installed therein as on the Delivery Date, excepting only modifications, additions, replacements and substitution of Parts as may have been properly made by Lessee pursuant to Section 5 and parts permitted to be removed pursuant to Section 5.7.4. Lessee shall, prior to such return of the Aircraft, furnish Lessor a listing of all such modifications, additions, or replacements made during the Term. Lessee shall provide Lessor with all supporting paperwork, drawings, calculations and approvals associated with all repairs and modifications to the Aircraft.

     6.5.  Condition of Airframe. The Airframe at the time of its return to
           ---------------------
Lessor shall meet the requirements as set forth below, all at Lessee's expense, except as otherwise provided herein:

           6.5.1.  C Check.  The Airframe shall be zero (0) hours out of a C
                   -------
     Check immediately prior to its flight to the Return Location which C Check shall include a corrosion inspection and clean-up under galleys, forward and aft cargo pit areas and lavatories. Lessee will correct any deficiencies revealed during such check and all deferred maintenance items.

           6.5.2.  D Check. [INTENTIONALLY OMITTED]
                   -------

           6.5.3.  Parts. All Parts installed in the Aircraft shall be
                   -----
     serviceable in accordance with Aviation Authority standards and have a value, modification status and condition equivalent to the Parts in the Aircraft on the Delivery Date, ordinary wear and tear excepted.

           6.5.4.  Fuselage, Windows and Doors. The fuselage shall be free of
                   ---------------------------
     major dents and abrasions, scab patches and loose or pulled or missing rivets. Paint will be touched up. Windows shall be free of delamination, blemishes, crazing and shall be properly sealed. Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

           6.5.5.  Wings and Empennage. All leading edges shall be free from
                   -------------------
     damage. All paint shall be touched up. Wings shall be free of fuel leaks.

           6.5.6.  Interior. Ceilings, sidewalls and bulkhead panels shall be
                   --------
     clean and free of cracks and stains. All floor panels shall be firm. All window shades shall operate properly and be undamaged. All carpets and seat covers shall be in good condition, clean and stain free and meet all Aviation Authority fire resistance regulations. All seats shall be serviceable, in good condition and repainted as necessary. Recline mechanism and table operation shall be satisfactory, and table condition level, tight, and undamaged. All signs and decals shall be in the English language, clean and legible. All emergency equipment having a calendar life shall have a minimum of one year or one hundred per cent of its total approved life whichever is less, remaining.

           6.5.7.  Cockpit. All decals shall be in the English language, clean,
                   -------
     secure and legible. All fairing panels shall be free of stains and cracks, shall be clean, secure and repainted as necessary. Floor coverings shall be clean and effectively sealed, and painted as necessary. Seat covers shall be in good condition, clean and shall conform to all Aviation Authority fire resistance regulations. Seats shall be fully serviceable and shall be repainted as necessary. Wear areas will be painted or refurbished as necessary.

           6.5.8. Cargo Compartment. All panels and nets shall be in good
                  -----------------
     condition.

     6.6.  Condition of Landing Gear.  Each main and nose landing gear component
           -------------------------
and each associated actuator and Part shall be clean, free of leaks and repaired as necessary. All decals shall be in the English language, clean, secure, and legible.

     6.7.  Condition of Auxiliary Power Unit ("APU"). Lessee will return the
           -----------------------------------------
Aircraft's installed APU in serviceable condition, in accordance with the manufacturer's specifications. Any operational discrepancies of the APU shall be corrected at Lessee's expense prior to the return of the Aircraft to Lessor.

     6.8.  Condition of Engines.  Each Engine shall meet both the Engine
           --------------------
manufacturer specifications and the Approved Maintenance Program parameters for acceptable exhaust gas temperature margin, engine pressure ratio, and fuel flow at maximum certificated rated thrust.

     6.9.  Historical Records: Trend Monitoring Data.  If the Engine historical
           -----------------------------------------
and maintenance records and/or trend monitoring data indicate a rate of acceleration in performance deterioration of any installed Engine which is higher than normal based on Lessee's maintenance experience in operating such Engines, or if an Engine is "on watch," Lessee shall, prior to the Aircraft's return, correct or cause to be corrected such conditions which are determined to exceed the Engine manufacturer's maintenance manual tolerances or otherwise be causing such performance deteriorations or "on watch" condition.

     6.10. Inspections.  The following inspections shall be conducted utilizing
           -----------
the standards and specifications of the applicable manufacturer maintenance manual for the Airframe, Engines, Appliances, and component Parts thereof. Any item or discrepancy noted during the inspections that is found to be non-compliant with the tolerances and conditions of the applicable manufacturer maintenance manual shall be classified as a condition of non-airworthiness and shall be corrected or rectified by Lessee prior to return of the Aircraft.

           6.10.1. The Aircraft (including the Aircraft Documents) shall be made available to Lessor for ground inspection by Lessor at Lessee's facilities where and while the C Check required by this Section 6 is being performed. Lessee shall open the areas of the Aircraft, including without limitation galleys, lavatories, and cargo pits, as determined by Lessor, and shall allow Lessor to accomplish its inspection in order to determine that the Aircraft (including the Aircraft Documents) is in the condition required by the provisions of this Section 6.

           6.10.2. A full, videotaped borescope inspection of all Engine and APU sections in accordance with manufacturer specifications (including manufacturer service bulletins) shall be performed under the surveillance of Lessor at Lessee's expense at the time of the Aircraft's return to Lessor at the Return Location.

           6.10.3. Lessee shall conduct an operational ground check in accordance with the requirements of the Approved Maintenance Program.

           6.10.4. The Aircraft shall be test flown by Lessee at Lessee's expense for not less than two (2) hours on a non-commercial flight, for the purpose of demonstrating to Lessor the airworthiness of the Aircraft and the proper functioning of all systems, equipment, and Appliances. Five (5) of Lessor's employees or representatives (or more if consented to by Lessee) may participate in such flight as observers. Lessee's pilot shall be in command of the Aircraft. Such flight shall be flown using standard operational check flight procedures as specified by the Airframe manufacturer's flight functional acceptance procedure or operational test flight procedures to demonstrate full certificated performance without limitation.

     6.11. Acceptance.  Upon completion of the foregoing inspections and after
           ----------
Lessee has corrected the discrepancies as required to comply with this Section 6, the return of the Aircraft shall be accepted by Lessor's representatives at the Return Location. At the time of acceptance of return of the Aircraft to Lessor, Lessor and Lessee shall execute an Aircraft Return Receipt and Lease Termination in the form attached hereto as Exhibit B.

     6.12. Discrepancy Correction: Financial Settlement. Any discrepancies found
           --------------------------------------------
during the inspections set forth in Section 6.10 above which are not corrected by Lessee prior to return of the Aircraft to Lessor may be corrected by Lessor or its designee after return of the Aircraft and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor or its designee for accomplishing such discrepancy corrections. Lessee shall pay Lessor for all such costs and expenses incurred within ten (10) days after presentation of Lessor's invoice therefor. Any late payments shall be subject to interest at the Overdue Payment Rate. In the event that the time since overhaul or check for the Airframe, any Engine, Appliance or component Part thereof on the Return Date is greater than set forth above, Lessee shall pay Lessor a financial settlement to account for the difference based upon (1) the then current interval between such overhaul, check, or inspection prescribed by Lessee's Approved Maintenance Program and (2) the then current cost to perform such overhaul or check established by averaging the cost estimates for such overhaul or check by three Aviation Authority-certified repair stations selected by Lessee and reasonably acceptable to Lessor. Lessor shall not be obligated to compensate Lessee in the event that the Aircraft is in better condition on the Return Date than required hereunder.

     6.13. Aircraft Documents.  Lessee shall return to Lessor, at the time the
           ------------------
Aircraft is returned to Lessor, all of the Aircraft Documents, updated and maintained by Lessee through the date of return of the Aircraft. In the event of missing, incomplete, mutilated, or otherwise unacceptable Aircraft Documents, the Lessee shall, at its sole cost and expense, re-accomplish the tasks necessary to produce such Aircraft Documents in accordance with the provisions of Section 5.11.

     6.14. Service Bulletin Kits.  All vendors' and manufacturers' service
           ---------------------
bulletin kits ordered for the Aircraft but not installed therein shall be returned with the Aircraft, as part of the Aircraft at the time of return, and shall be loaded by lessee on board the Aircraft as cargo.

     6.15. Lessee's Special Exterior Markings.  At the time of the return of the
           ----------------------------------
Aircraft, Lessee shall either remove or paint over exterior markings painted on such Aircraft by Lessee and the area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface. In the event that, notwithstanding Lessee's obligation to do so, Lessee does not remove such markings, Lessor shall have no obligation to remove such markings prior to the sale, lease, or other disposition of the Aircraft by Lessor after its return; however, if Lessor elects to remove such markings, Lessee shall pay Lessor's costs and expenses for such removal within ten (10) days after presentation of Lessor's invoice therefor. Any late payments shall be subject to interest at the Overdue Payment Rate.

     6.16. Disputes.  Any dispute between Lessee and Lessor regarding the
           --------
condition of the Aircraft arising under this Lease shall be referred to and be determined by the Airframe, Engine, or Appliance manufacturer, provided this subsection shall not be construed as requiring binding arbitration. Anything to the contrary provided in this Section 6, (i) in the event that at the Return Date Lessee shall not be in possession by reason of a breach by Lessor of the covenant set forth in Section 4.5 herein, Lessee shall be deemed to be in full compliance with the conditions set forth in this Section 6, assuming such Aircraft was in the condition then required at the time of its removal from Lessee's possession as a result of such breach; and (ii) Lessee shall not be required to correct at return conditions existing at delivery and noted in
Schedule 3 to the Lease Supplement and Receipt.

           SECTION 7. Liens. The Lessee will not create or suffer to exist any
                      -----
Lien upon or with respect to the Aircraft, the Airframe, any Engine or any Appliance, except for the rights of the Lessor and the Lessee hereunder and Permitted Liens.

           SECTION 8. Taxes.
                      -----

     8.1.  Tax Indemnity.  The Lessee agrees to pay, and to indemnify each
           -------------
Indemnitee for all taxes, fees, levies, imposts, duties, charges and withholdings of any nature (together with any and all fines, penalties, additions to tax and/or interest thereon or computed by reference thereto) (individually, a "Tax" and collectively, "Taxes") which are imposed by any government, governmental subdivision or other taxing authority of or in any jurisdiction, or by any international organization, and which are imposed with respect to or in connection with any of the following:

           8.1.1. The Aircraft or any Engine or any part thereof or any interest therein;

           8.1.2. The acceptance, possession, ownership, delivery, use, operation, location, leasing, subleasing, condition, maintenance, repair, modification, overhaul, testing, storage, abandonment, repossession, or return of the Aircraft or any Engine or any part thereof or any interest therein;

           8.1.3. The rentals, receipts or earnings arising from the Aircraft or any Engine or any part thereof or any interest therein;

           8.1.4. This Lease or any other Operative Document; any agreement or instrument executed in connection with or pursuant to any of the foregoing; any future amendment, supplement, waiver or consent requested by Lessee with respect to any thereof, or the execution, delivery, recording or performance of any thereof; or

           8.1.5. Any payment made pursuant to this Lease or any other Operative Document;

provided, however, that the Lessee shall not be required by this paragraph (a)
--------
to indemnify an Indemnitee for any of the following:

           8.1.6. Taxes in respect of net or gross income, profits, gains, capital or net worth imposed by the United States or any state or local governments therein;

           8.1.7. Taxes which would not have arisen but for delay or failure by an Indemnitee in notifying the Lessee or in the filing of Tax Returns or payment of Taxes assessed on such Indemnitee, which delay or failure shall not have been consented to, caused by or requested by the Lessee;

           8.1.8. Any Tax to the extent it results directly from any act or omission on the part of the Lessor which constitutes a breach by the Lessor of its express obligations to the Lessee under this Lease or any Operative Document or otherwise constitutes wilful misconduct or gross negligence on the part of the Lessor;

           8.1.9. Any Taxes to the extent properly attributable to any time or period prior to the date of this Lease or after its Expiry;

           8.1.10. In the event that the Lessor assigns, transfers or encumbers in whole or in part its interest in the Aircraft or this Lease and/or the proceeds thereof, any Taxes if and to the extent that such Taxes exceed those which would have been imposed and in respect of which the Lessee would have been liable to indemnify the Lessor under this Lease had the Lessor not so assigned, transferred, or encumbered its interest;

           8.1.11. Any Taxes which are caused by or arise out of or as a consequence of a Lessor Lien;

           8.1.12. Any Taxes in respect of ownership not attributable to Lessee's acts or omissions under this Lease; or

           8.1.12. Any Taxes (including, without limitation, sales, value added or other transfer Taxes) which arise upon any sale, assignment, transfer or other disposition of the Aircraft or any interest therein by the Lessor or any other Indemnitee (or any sale, assignment, transfer or other disposition by an Indemnitee of any interest in another

     Indemnitee), save where such sale, assignment, transfer or other disposition is caused by or results from an Event of Default.

If the Lessor becomes aware of any Taxes in respect of which the Lessee may be required to make an indemnity or other payment pursuant to this Section 8.1, the Lessor shall promptly notify the Lessee in writing accordingly. If reasonably requested by the Lessee in writing, the Lessor shall, in good faith, diligently contest (including pursuing all administrative appeals) in the name of the Lessor or, if appropriate and requested by the Lessee, in the name of the Lessee (and will permit the Lessee, if requested by the Lessee, to contest in the name of the Lessee or the Lessor) the validity, applicability or amount of such Taxes and shall (i) resist payment thereof if reasonably practicable; (ii) pay the same only under protest, if protest is necessary or proper; and (iii) if payment is made, seek a refund thereof in appropriate administrative or judicial proceedings Provided that (aa) prior to any such action the Lessee shall have
            --------
agreed to indemnify the Lessor to the Lessor's reasonable satisfaction for all costs and expenses which the Lessor may incur in connection with such contest, including (without limitation) all reasonable legal and accountants' fees and disbursements, and the amount of any interest or penalties which may be payable as a result of the contest; and (bb) if the Lessor determines in its reasonable discretion that such contest is to be initiated by the payment of (and the claiming of a refund for) such Taxes, the Lessee shall have advanced to the Lessor sufficient funds (on an interest-free basis and, if such advance constitutes taxable income in the hands of the Lessor, on an after-tax basis) to make such payment.

If the Lessor shall obtain a refund, rebate, credit or other relief in respect of all or any part of any Taxes in respect of which the Lessee shall have made payment pursuant to this Section 8.1, the Lessor shall, provided no Event of Default shall have occurred and be continuing, promptly pay to the Lessee an amount which is equal to the amount of the refund, rebate, credit or other relief, plus any interest or other addition received on any refund, Provided
                                                                    --------
always that any such payment by the Lessor shall leave the Lessor in no more and no less favorable a position that it would have been in had the Lessee not been required to make any payment in respect of such Taxes.

Lessee will pay all Taxes imposed upon it, or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto and prior to the date on which any lawful claim, if not paid, would become a Lien upon any of the material property of Lessee. The Expiry of this Lease shall not limit or modify the obligations of the Lessee with respect to any indemnities contained in this Lease.

     8.2.  Withholding. If the Lessee is required by Applicable Law to make any
           -----------
withholding from any amount payable by the Lessee to or for the benefit of an Indemnitee pursuant to this Lease or any related agreement, then, subject only to such payee or Indemnitee being a United States person, the Lessee shall (i) pay such additional amount as may be necessary to make the net amount actually received by the person entitled to receive the payment, after all withholdings, equal to the amount such person would have received if no withholding had been required, and (ii) as soon as practicable thereafter, deliver to the Indemnitee a receipt or other document reasonably satisfactory to the Indemnitee evidencing the withholding and the payment of the amount withheld to the relevant governmental authority.

           8.2.1. If the Lessor receives the benefit of a Tax repayment, set-off, credit, allowance or deduction resulting from a payment which includes an additional amount paid by the Lessee under this Section 8.2 (or the Taxes deducted or withheld from such payment) it shall pay to the Lessee a sum equal to the value to the Lessor of such benefit (account being taken also of the value to the Lessor of any tax benefit arising by reason of such payment) as in the opinion of the Lessor's auditors will leave the Lessor (after such payment) in no more and no less favorable a position than it would have been if no additional amount had been required to be paid Provided always that:
          --------

                   8.2.1.1. The Lessor's auditors shall determine in their sole discretion (acting in good faith) the amount of any such benefit and the date on which it is received;

                   8.2.1.2. The Lessor shall have an absolute discretion as to the order and manner in which it claims tax credits, allowances and deductions available to it; and

                   8.2.1.3. The Lessor shall not be obliged to disclose to the Lessee any information regarding its Tax affairs or Tax computations.

If and to the extent that the Lessor makes a payment to the Lessee on account of a tax benefit and it subsequently transpires that the Lessor did not receive such benefit, the Lessee shall pay to the Lessor such sum as the Lessor's auditors may certify as being appropriate to restore the after-tax position of the Lessor to that which it would have been if such tax benefit had been received.

     8.3.  After-tax Payment.  Each indemnity pursuant to Section 15 or this
           -----------------
Section 8 shall be in an amount which, after taking into account all Taxes required to be paid by the Indemnitee entitled to the indemnity as a result of the receipt or accrual of the indemnity and any deductions, credits or other benefits available to such Indemnitee in respect of such indemnity, shall be equal to the total amount of the indemnity that the Lessee would be required to pay if the Indemnitee were not subject to Taxes as a result of the receipt or accrual of the indemnity.

           SECTION 9. Risk of Loss: Event of Loss: Requisition for Use.
                      ------------------------------------------------

     9.1.  Risk of Loss.  The Lessee will bear the entire risk of destruction,
           ------------
loss, theft, requisition of title, or use, confiscation, taking or damage of or to the Aircraft from any cause, except only if arising during any period when the Aircraft shall not be in Lessee's possession as a result of a breach by Lessor of the covenant set forth in Section 4.5 hereof, during the period commencing when the Lease Supplement and Receipt is executed and delivered by Lessee and ending when the Aircraft Return Receipt and Lease Termination is executed and delivered by Lessor.

     9.2.  Airframe Event of Loss. If an Event of Loss shall occur with respect
           ----------------------
to the Airframe, the Lessee will forthwith notify the Lessor thereof in writing and will pay to the Lessor, in U.S. Dollars and in immediately available funds
(i) 60 days after the date of the occurrence of such Event of Loss, or (ii) the date of receipt of insurance proceeds, whichever is earlier, an amount equal to the Stipulated Loss Value of the Aircraft; provided, however, that if the date
                                           --------
such payment is made by the Lessee is not a Rent Payment Date, there shall be deducted from the amount payable by the Lessee an amount equal to a pro rata portion of the Basic Rent for the Aircraft computed on a daily basis from and including the date such payment is made by the Lessee to but not including the Rent Payment Date immediately following the date such payment is made by the Lessee. In addition, the Lessee will pay in full when due, but without duplication, the Basic Rent for the Aircraft payable on each Rent Payment Date occurring prior to the date payment is made by the Lessee pursuant to the immediately preceding sentence hereof. Upon payment in full by the Lessee of all amounts referred to above in this Section 9.2, this Lease shall terminate and the Lessor will transfer to Lessee or its insurers, as appropriate, title to the Airframe and each Engine, without any recourse, representation or warranty on the part of the Lessor except that the Airframe and Engines are free and clear of Lessor Liens.

     9.3.  Engine Event of Loss. If an Event of Loss shall occur with respect to
           --------------------
an Engine when not installed on the Airframe, the Lessee will forthwith notify the Lessor thereof in writing and will, as soon as reasonably practicable after the occurrence of such Event of Loss, duly convey to the Lessor (or cause to be conveyed to the Lessor), as replacement for such Engine, title to another engine of the same make and model which shall be owned by the Lessee free of all Liens other than Permitted Liens and shall have a value and utility at least equal to (and be in as good operating condition as) such Engine immediately prior to such Event of Loss, assuming compliance by the Lessee with all of the terms of this Lease with respect to such Engine. At the time of such conveyance the Lessee will (i) cause to be delivered to the Lessor a favorable opinion of counsel for the Lessee reasonably acceptable to the Lessor to the effect that the Lessor has acquired full title to such replacement engine free and clear of all Liens except for Permitted Liens and that such replacement engine is duly subjected to this Lease; (ii) cause a Lease Supplement and Receipt to be duly executed by Lessee and to be filed for recording pursuant to the Aviation Law and (iii) cause to be delivered to the Lessor evidence satisfactory to the Lessor as to the due compliance by the Lessee with the insurance provisions of Section 10 hereof with respect to such replacement engine. Upon compliance by the Lessee with the foregoing terms of this subsection, the Lessor will (A) transfer to Lessee or its insurers title to the Engine so replaced without any recourse, representation or warranty on the part of the Lessor except that such Engine is free and clear of any of the Lessor Liens and (B) execute and deliver to the Lessee a partial release, in recordable form, releasing such Engine from this Lease. Such replacement engine shall thereupon constitute an "Engine" for all purposes hereof. Lessee shall be entitled to retain or to be reimbursed by Lessor the amount of insurance or condemnation proceeds, if any, received by Lessor with respect to such replaced Engine.

     9.4.  Requisition.  In the event of the requisition for use by the
           -----------
Government of the United States of the Airframe or any Engine during the Term, Lessee shall promptly notify Lessor of such requisition and all Lessee's obligations under this Lease with respect to the Airframe or such Engine shall continue to the same extent as if such requisition had not occurred. If the Airframe or such Engine shall not be returned by the Government of United States prior to the end of the Term, Lessee obligations under this Lease shall continue until the end of such requisition, including without limitation the obligations to pay Rent and to return the Airframe or such Engine to Lessor in accordance with the provisions of Section 6 promptly upon its return by the Government of the United States. Provided no Event of Default has occurred and is continuing, all payments received by Lessor or Lessee from the Government of the United States for the use of the Airframe or such Engine during such requisition shall be paid over to, or retained by, Lessee.

           SECTION 10. Insurance.  Throughout the Term the Lessee shall cause to
                       ---------
be obtained maintained and kept in full force and effect property and liability insurance (the "Insurances") with respect to the Aircraft issued through brokers and with underwriters reasonably satisfactory to the Lessor. Such Insurances shall name the Lessor as an additional insured and loss payee for its interests and shall otherwise comply with the insurance requirements set out in this
Section 10.

     10.1. Reports. On or before the Delivery Date, and not later than seven (7)
           -------
days prior to each renewal of the Insurances, the Lessee shall provide the Lessor with evidence satisfactory to the Lessor that the Insurances are and will continue in full force after the Delivery Date or the renewal date of the Insurances (as the case may be) for such period as shall then be stipulated and the Lessee shall produce to the Lessor upon request receipts in respect of payment of the premiums required by the policies relating to the Insurances (or installments thereof) or other evidence reasonably acceptable to the Lessor of the payment thereof. In addition, the Lessee shall furnish or cause to be furnished to the Lessor, as and when reasonably required by the Lessor, (i) insurance certificates, and (ii) an opinion of a firm of independent insurance brokers satisfactory to Lessor (the "Approved Broker") stating the opinion of the Approved Broker that the insurance then carried and maintained on the Aircraft complies with the terms hereof. If any material variation is made to the terms of the Insurances, the Lessee shall forthwith give notice to the Lessor of such variation and shall provide such further details in relation thereto (excluding details relating to premiums) as the Lessor may reasonably require. The Lessee shall pay or cause to be paid all additional premiums or surcharges necessary in order to maintain in full force and effect the Insurances.

     10.2  Lessor Maintaining Insurances. If the Insurances are not kept in full
           -----------------------------
force and effect the Lessor, without prejudice to any other rights it may have on the occurrence of an Event of Default, shall be entitled (but not bound) to pay the premiums due to or to take out and maintain new insurances of the types and in the amounts herein provided and any sums so expended by the Lessor shall become immediately due and payable to the Lessor by the Lessee together with interest thereon from the date of expenditure by the Lessor until the date of reimbursement thereof by the Lessee at the Overdue Rate. In addition, the Lessor may at any time while the Insurances are not maintained in full force and effect and if such Insurances cannot be procured by the Lessor, as the case may be, require the Aircraft to be grounded or, subject to the Aircraft being adequately insured, require the Aircraft to proceed to and remain at an airport designated by the Lessor until the provisions of this Section shall be fully complied with.

     10.3  Insurance Proceeds.  Until such time as the insurers are notified of
           ------------------
an Event of Default hereunder, all insurance proceeds in respect of repairable damage to the Aircraft not amounting to an Event of Loss shall be payable by the insurers directly to such party or parties as may be necessary to repair the Aircraft unless otherwise agreed between the Lessor, the Lessee and the insurers in accordance with Lloyd's Endorsement AVN67B and shall be applied to the cost of restoration, repair or replacement of the Aircraft hereunder. To the extent that such insurance proceeds may be insufficient to pay the cost or the estimated cost of completing such restoration, repair or replacement, the Lessee will pay or procure the payment of such deficiency. All insurance proceeds in circumstances resulting from an Event of Loss or if the insurers have been notified in writing of an Event of Default hereunder shall be payable by the insurers directly to the Lessor unless and until such insurers shall be notified in writing that such Event of Default is no longer continuing.

     10.4  Property Insurance. The Lessee shall ensure that there is obtained
           ------------------
and maintained with respect to the Aircraft:

           10.4.1. "All Risks" hull insurance on the Aircraft (including all flight and ground risks and ingestion coverages) in an amount not less than Three Million Five Hundred Thousand Dollars (US$3,500,000) (the "Stipulated Loss Value").

           10.4.2. "All Risks" insurance on the Engines while not installed on any Airframe in an amount not less than replacement cost thereof.

           10.4.3. "War Risks" and related insurance covering the following perils on the Aircraft in an amount not less than the Stipulated Loss
     Value: (i) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempts at usurpation of power;
     (ii) strikes, riots, civil commotions or labor disturbances; (iii) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional; (iv) any malicious act or act of sabotage; (v) confiscation, nationalization, deprivation, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) and/or public or local authority other than the government of the United States or a state thereof; and (vi) hijacking or any unlawful seizure or wrongful exercise of control of such Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board such Aircraft acting without consent of the Lessee.

           10.4.4 The Insurances required under this Subsection 10.4 shall (except for the insurance referenced in paragraph 10.4.2) be provided on an agreed value basis and shall: (i) include, in the event of separate insurances being arranged to cover the "All Risk" hull insurance and the "War Risk" and related insurance, a 50/50 claims funding arrangement in the event of any dispute as to whether a claim is covered by the "All Risks" or "War Risks" policy; and (ii) be subject to a deductible no greater than Five Hundred Thousand Dollars (US$500,000).

     10.5. Liability Insurance. The Lessee shall obtain and maintain or procure
           -------------------
that there is obtained and maintained a policy or policies of insurance covering third party liability, bodily injury and property damage, passenger legal liability and cargo legal liability for a combined single limit of not less than Two Hundred Fifty Million Dollars (US$250,000,000) for any one occurrence. The policies evidencing the Insurances required under this Section 10.5 shall: (i) include the Indemnitees as additional insureds; (ii) provide that all the provisions thereof, except the limits of liability, shall operate to give each insured the same protection as if there were a separate policy covering each such person; (iii) be primary and without right of contribution from other insurance which may be available to the Indemnitees; and (iv) not provide coverage to the Indemnitees with respect to claims arising out of their legal liability as manufacturer, repairer or servicing agent of the Aircraft or any Part thereof.

     10.6. Provisions Relating To All Insurances. The policies evidencing the
           -------------------------------------
Insurances with respect to the Aircraft required under Subsection 10.4 and 10.5 shall:

           10.6.1. specifically reference this Agreement and shall provide that the insurers agree that the coverage under the policies is extended (to the extent of the risks covered by the policies) to insure such Aircraft in accordance with the terms of this Agreement;

           10.6.2. provide for worldwide coverage (subject only to such exceptions in the War Risks and related insurance as are imposed by the insurers, provided that full war risks and related insurance must be in effect at all times for all areas into or over which the Aircraft may operate);

           10.6.3. provide that the Lessor has no operational interest in the Aircraft;

           10.6.4. provide that the Insurances shall not be invalidated, so far as concerns the Indemnitees by any act or omission (including misrepresentation and non-disclosure) by the Lessee or any other person which results in a breach of any term, condition or warranty of such Insurances provided that the Indemnitees have not caused, contributed to or knowingly condoned such act or omission;

           10.6.5. provide that the Lessor shall not be liable for any premiums in respect thereof, and that the insurers waive any right of set-off or counterclaim against the Lessor except in respect of outstanding premiums in respect of the Aircraft;

           10.6.6. provide that upon payment of any loss or claim to or on behalf of an Indemnitee, the insurers shall to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of the Indemnitees. At the expense of the insurers, such persons shall do all things reasonably necessary to assist the insurers to exercise such subrogated rights; and

           10.6.7. provide that the Insurances provided under such policy may only be cancelled or materially altered in a manner adverse to the interests of the Lessor by the giving of not less than thirty (30) days' notice in writing to the Lessor except that in the case of War Risks insurance for which seven (7) days' notice (or such lesser period as may be customarily available in respect of war risks or allied perils insurance) will be given or in the case of war between any of the five (5) great powers or nuclear peril for which termination is automatic. Lessee will cause the Approved Broker to advise Lessor in writing promptly of any default in the payment of any premium and of any other act of omission on the part of Lessee of which they have knowledge and which would in the Approved Broker's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft.

           SECTION 11. The Lessor's Right to Perform for the Lessee. If the
                       --------------------------------------------
Lessee fails to make any payment required hereunder or fails to perform or comply with any of its other agreements contained herein, the Lessor may make such payment or perform or comply with such agreement, including, but not limited to, the placement of insurance required by this Lease, and the amount of such payment and the amount of its out-of-pocket costs and expenses incurred in connection with the performance of or compliance with such agreement (together with interest thereon at the Overdue Payment Rate) shall be payable by the Lessee on demand as Supplemental Rent.

           SECTION 12. Further Assurances. The Lessor and Lessee will each
                       ------------------
promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as either party may from time to time reasonably request, in order to more effectively carry out the intent and purpose of this Lease and the other Operative Documents and to establish and protect the Lessor's title to the Aircraft and its rights and remedies created or intended to be created under this Lease and the other Operative Documents.

           SECTION 13. Events of Default. The following events shall constitute
                       -----------------
Events of Default (whether any such event shall be voluntary or involuntary or arise by operation of law or pursuant to or in compliance with any judgment, decree, order, rule or regulation of any court or any administrative or governmental body):

     13.1. Failure to Pay Basic Rent.  The Lessee shall fail to make any payment
           -------------------------
of Basic Rent or Stipulated Loss Value within three days after receipt of notice from Lessor that such payment was not received when due; or

     13.2. Failure to Pay Supplemental Rent.  The Lessee shall fail to make any
           --------------------------------
other payment of Rent of any kind and such failure shall continue unremedied for a period of ten days after written demand therefor by the Lessor to the Lessee; or

     13.3. Failure to Maintain Insurance.  The Lessee shall fail to maintain
           -----------------------------
insurance in accordance with Section 10 hereof;

     13.4. Misrepresentation or Breach of Warranty.  Any representation or
           ---------------------------------------
warranty made by the Lessee in this Lease or in any other Operative Document or in any document or certificate furnished by the Lessee in connection herewith or therewith shall have been incorrect in any material respect at the time made; or

     13.5. Bankruptcy, Etc. The Lessee shall generally not pay its debts as such
           ---------------
debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee under the laws of any country seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law of any country relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and either such proceeding shall remain undismissed, unbonded or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or the Lessee shall take any corporate action to authorize any of the actions set forth above in this subsection 13.5; or

     13.6. General Default.  The Lessee fails to duly observe or perform any of
           ---------------
its other obligations under this Lease and such failure shall not have been remedied within a period of thirty (30) calendar days after delivery of written notice specifying the same from Lessor, including without limitation failure to maintain the Aircraft as required by this Lease or the Aviation Authority or failure to protect or preserve Lessor's title to the Aircraft and, if applicable, the Lien of any Lender thereon; or

     13.7. Loss of Airline or Corporate Authority.  Lessee shall cease to be a
           --------------------------------------
commercial airline, or the franchises, concessions, permits, rights or privileges required for the conduct of the business and operations of Lessee shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result thereof the preponderant business activity of Lessee shall cease to be that of a commercial airline; or

     13.8. Other Obligations.  Lessee shall fail to pay any indebtedness or
           -----------------
other obligation of Lessee due and payable in excess of the value of US$100,000, or there shall occur a declaration of default, an acceleration or any exercise of remedies with respect to any obligation or liability of Lessee in or relating to an amount in excess of the value of US$100,000; or

     13.9. Guarantor Default.  An "Event of Default," as defined therein, shall
           -----------------
have occurred under the Guaranty.

           SECTION 14. Remedies. Upon the occurrence of any Event of Default and
                       --------
at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare in writing to the Lessee that this Lease is in default; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do one or more of the following as the Lessor in its sole discretion shall elect, to the extent permitted by Applicable Law then in effect:

     14.1. Return and Repossession. Lessor may in writing demand the prompt
           -----------------------
return, and the Lessee hereby agrees that it shall return promptly, the Aircraft to the Lessor in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 6 as if the Aircraft were being returned at the end of the Term, or the Lessor or the Lessor's agent, at its option, may, but shall be under no obligation to, enter upon the premises where all or any part of the Airframe or any Engine or Appliance is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to the Lessor or the Lessor's agent for or by reason of such entry or taking of possession or removal whether for the restoration of damage to property caused by such action or otherwise.

     14.2. Sale, Use, Etc.  Lessor may sell the Aircraft at public or private
           ---------------
sale, as the Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft as the Lessor may determine, all free and clear of any rights or claims of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto.

     14.3. Liquidated Damages: Fair Market Rental.  The Lessor, by written
           --------------------------------------
notice to the Lessee specifying a payment date which shall be a Rent Payment Date not earlier than ten days from the date of such notice, may cause the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due on Rent Payment Dates occurring on and after the payment date specified for payment in such notice), any unpaid Basic Rent for the Aircraft due (or which would have been due in the absence of the Expiry) prior to the payment date specified in such notice, plus an amount equal to the present value (computed as of the payment date specified in such notice and using 6%) of the total Basic Rents due for what would have been the remainder of the Term in the absence of the Expiry ("Liquidated Rental") (together with interest on all amounts payable by the Lessee under this subsection 14.3 at the Overdue Payment Rate from such specified payment date until the date of actual payment); and upon such payment of Liquidated Rental and the payment of all other Rent then due hereunder, Lessor shall proceed to exercise its best efforts to lease the Aircraft for what would have been the remainder of the Term in the absence of Expiry and shall pay over to Lessee an amount equal to the present value of the rents due for the remainder of the term under the new lease agreement (after deducting from such rents, all costs and expenses whatsoever incurred by Lessor in connection therewith and all other amounts which may become payable to Lessor) up to the amount of Liquidated Rental actually paid.

     14.4. Cancellation, Termination, and Rescission. The Lessor may cancel,
           -----------------------------------------
terminate, or rescind this Lease, or may exercise any other right or remedy which may be available to it under Applicable Law or proceed by court action to enforce the terms hereof or to recover damage for the breach hereof, including without limitation Lessee's agreement to lease the Aircraft for the Term and to pay Rent.

     14.5. Other Remedies.  In addition, the Lessee shall be liable, except as
           --------------
otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto, including all costs and expenses incurred in connection with any retaking of the Aircraft or in placing the Aircraft in the condition and airworthiness required by Sections 5 and 6. At any sale of the Aircraft pursuant to this Section 14 the Lessee may bid for and purchase such property. No remedy referred to in this Section 14 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity, including without limitation the Uniform Commercial Code of the Commonwealth of Massachusetts; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all of such other remedies. No express or implied waiver by the Lessor of any Event of Default or Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default or Default. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Aircraft in mitigation of the Lessor's damages except as set forth in this Section 14 or which may otherwise limit or modify any of the Lessor's rights or remedies under this
Section 14.

           SECTION 15. General Indemnity and Expenses.
                       ------------------------------

     15.1. General Indemnity.
           -----------------

     15.1.1. The Lessee agrees to indemnify, reimburse, and hold harmless each Indemnitee from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines, and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed with or without the Lessor's fault or negligence or under the doctrine of strict liability (collectively, "Claims"), relating to or arising in any manner out of:

           15.1.1.1. This Lease, any misrepresentation made by the Lessee under this Lease, or the breach of any representation, warranty, or covenant made by the Lessee under this Lease;

           15.1.1.2. The manufacture, lease, delivery, nondelivery, acceptance, rejection, ownership (to the extent attributable to Lessee's acts or omissions), possession, use, operation, or return of the Aircraft;

           15.1.1.3. The Aircraft's condition or any discoverable or nondiscoverable defect in it arising from its design, testing, or construction; any article used in the Aircraft; or any maintenance, service or repair, whether or not the Aircraft is in the Lessee's possession and regardless of where the Aircraft is located; or

           15.1.1.4. Any transaction, approval, or document contemplated by this Lease.

           15.1.1.5. The foregoing indemnity shall not apply to (i) any Claim that constitutes a Permitted Lien, (ii) Claims for Taxes, it being agreed that Section 8 hereof represents Lessee's entire obligation with respect to Taxes, (iii) Claims attributable to the wilful misconduct of an Indemnitee; (iv) Claims attributable to any misrepresentation made by the Lessor under this Lease, or the breach of any representation, warranty, or covenant made by the Lessor under this Lease; or (v) Claims arising prior to the Delivery Date or subsequent to the Return Date; provided, however, that this Subsection 15.1.1.5 shall be construed only as a limitation on the indemnity set forth in this Section 15, and shall not be deemed a waiver by Lessor of any Claims available to Lessor at law or in equity.

     15.1.2. The Lessee waives and releases each Indemnitee from any Claims in any way connected with injury to or death of the Lessee's personnel, loss or damage of the Lessee's property, which may:

           15.1.2.1. Result from or arise during the Term in any manner out of the leasing, condition, use or operation of the Aircraft; or

           15.1.2.2. Be caused during the Term by any defect in the Aircraft; its design, testing, or construction; any article used in the Aircraft; or any maintenance, service, or repair, whether or not the Aircraft is in the Lessee's possession and regardless of where the Aircraft is located, except to the extent that such Claim arises out of the breach by any Indemnitee of its obligations hereunder. The foregoing waiver and release shall not apply to any Claim arising out of the wilful misconduct of any Indemnitee.

     15.1.3. The indemnities described in this Section will continue in full force and effect notwithstanding the expiration or other termination of this Lease and are expressly made for the benefit of and will be enforceable by each Indemnitee.

                                 Page 41 0f 56

     15.2. Legal Fees and Expenses.  The Lessee agrees to pay the reasonable
           -----------------------
legal fees and expenses of Lessor's counsel in connection with the enforcement against Lessee of this Lease, any other Operative Document and the other documents to be delivered hereunder or thereunder.

           SECTION 16. Assignment and Alienation. Lessor shall have the right to
                       -------------------------
assign, sell or encumber any interest of Lessor in the Aircraft or this Lease and/or the proceeds hereof subject to the rights of Lessee under the provisions of this Lease. To effect or facilitate any such assignment, sale or encumbrance, Lessee agrees to provide such agreements, consents, conveyances or documents as may be reasonably requested by Lessor, which shall include, without limitation, a commercially standard estoppel certificate. The agreements, covenants, obligations and liabilities contained herein including, but not limited to, all obligations to pay Rent and indemnify each Indemnitee are made for the benefit of each Indemnitee and their respective successors and assigns; provided, however, that no assignment, sale or encumbrance shall in any manner adversely affect Lessee's rights or increase the aggregate financial exposure under the indemnity obligations of Lessee under this Lease or unreasonably increase any other obligation, liability, cost, or expense, as compared to what such indemnity obligations, or any other obligation, liability, cost or expense would have been had such assignment, sale or encumbrance not occurred; provided, however, that as a minimum level cooperation Lessee at its expense shall, if requested by Lessor, (i) execute documents naming any Lender as an Indemnitee hereunder; (ii) cause the Insurances to designate any Lender as a loss payee and additional insured; (iv) provide notices to any Lender pursuant to Section 17 hereof; and (v) execute a reasonable consent to an assignment of this Lease to such Lender. In the event any interest of the Lessor in the Aircraft or this Lease and/or the proceeds therefrom is assigned, sold or encumbered by Lessor, any assignee, transferee, mortgagee, or other secured party shall agree as a condition precedent thereto, and shall furnish written evidence of such agreement to Lessee, not to disturb or otherwise interfere with the rights of Lessee under this Lease or the quiet enjoyment of Lessee of the Aircraft so long as no Event or Default shall have occurred and be continuing; and provided, further, that no such assignment, sale or encumbrance shall be to other than an entity which shall be a United States citizen in accordance with Aviation Law.

           SECTION 17. Notices. All notices required under the terms and
                       -------
provisions hereof shall be in writing in the English language, and any such notice shall become effective when received by the other party, by hand, by registered mail with proper postage for airmail prepaid, by overnight courier service, or, if in the form of a telecopy, upon confirmation of receipt thereof, in each case addressed (i) if to the Lessee:

               Sunworld International Airlines, Inc.
               207 Grandview Drive
               Fort Mitchell, Kentucky 41017-2799

               Attention: Treasurer

               Telecopier: (606) 331 6383

with copies to:

               Winthrop, Stimson, Putnam & Roberts
               1 Battery Park Plaza
               New York, New York 10004

               Attention:  Ruth J. Weinstein

               Telecopier: (212) 858-1500

or to such other address as the Lessee shall from time to time designate in writing to the Lessor, or (ii) if to the Lessor:

               First Security Bank of Utah, N.A.
               79 South Main Street
               Salt Like City, Utah 84111

               Attention: Corporate Trust Department
               Telecopier: (801) 246-5053

with copy to:

               American Finance Group
               98 North Washington Street
               Boston, Massachusetts 02114

               Attention: Manager
               Telecopier: (617) 523-1410

and:

               American Finance Group, Inc.
               One Market Plaza, Steuart Street Tower, Suite 900
               San Francisco, CA 94105 U.S.A.

               Attention: General Counsel
               Telecopier: (415) 905-7256

or to such other address as the Lessor shall from time to time designate in writing to Lessee.

           SECTION 18. No Set-Off, Counterclaim, Etc. Subject only to the
                       -----------------------------
Lessor's compliance with its obligations under Sections 3.6.5, 4.5, and 5.5, the Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor, any partner comprising the Lessor, the manufacturer of the Airframe or of any Engine or Appliance or anyone else for any reason whatsoever (whether in connection with the transactions contemplated hereby or in connection with any unrelated transaction), (ii) any defect in the airworthiness, eligibility for registration, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, or any Lien upon, the Aircraft, or any interruption or cessation in the use or possession thereof by the Lessee (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, the Lessor or any other person, (iv) the invalidity or unenforceability of this Lease or any absence of right, power, or authority of the Lessor or Lessee to enter into this Lease, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of Applicable Law the Lessee nonetheless agrees to pay to the Lessor an amount equal to each Basic Rent payment for the Aircraft at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been so terminated in whole or in part. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by Applicable Law to terminate, cancel, quit or surrender this Lease, or any obligation imposed on the Lessee by this Lease. Nothing in this Section 18 shall be construed to preclude the Lessee from bringing any suit at law or in equity against any person which it would otherwise be entitled to bring for breach of any representation, warranty, covenant or duty hereunder.

           SECTION 19. Governing Law.
                       -------------

     19.1. Consent to Jurisdiction.  Each of the Lessor and the Lessee
           -----------------------
irrevocably agrees that any legal suit, action or proceeding arising out of or relating solely to this Lease or any other Operative Document, or any of the transactions contemplated hereby or thereby or any document referred to herein or therein, may be instituted in the state or Federal courts in the Commonwealth of Massachusetts, and it hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or the jurisdiction or the convenience of the forum of any such legal suit, action or proceeding and irrevocably submits generally and unconditionally to the jurisdiction of any such court but only in any such suit, action or proceeding. Final judgment against the Lessee or the Lessor in any suit shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Lessee or the Lessor, as the case may be, therein described; provided always that the plaintiff may at its option bring suit, or institute other judicial proceedings, against the Lessee or the Lessor, as the case may be, or any of its assets in the courts of any country or place where the Lessee or the Lessor, as the case may be, or such assets may be found.

     19.2. Choice of Law.  THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND
           -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

           SECTION 20.  Miscellaneous. This Lease constitutes the entire
                        -------------
agreement of the parties. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in the Aircraft except as a lessee only.

           This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by, (1) Lessor and its agents, servants and personal representatives and, to the extent permitted hereby, assigns and (2) Lessee and its agents, servants, and personal representatives and, to the extent permitted hereby, assigns. The section and subsection headings in this Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

          SECTION 21. Truth-In-Leasing. FOR PURPOSES OF 14 CRF SECTION 91.23
                      ----------------
ONLY, LESSOR CERTIFIES THAT DURING THE TWELVE MONTHS PRECEDING THE EXECUTION OF THIS LEASE THE AIRCRAFT WAS MAINTAINED AND INSPECTED UNDER PART 121 OF THE FEDERAL AVIATION REGULATIONS.

     THE LESSEE CERTIFIES THAT THE LESSEE, AND NOT THE LESSOR, IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE DURING THE TERM HEREOF, THE LESSEE FURTHER CERTIFIES THAT THE LESSEE UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. THE LESSEE FURTHER CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER PART 121 OF THE FEDERAL AVIATION REGULATIONS FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FAA REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

          IN WITNESS WHEREOF, the Lessor the Lessee have each caused this Lease to be duly executed as of the date and year first above written.


                             FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as owner trustee under that certain Trust Agreement "AFG/Northwest Airlines 1989-4 Trust" dated as of December 13, 1989, and amended as of March 1, 1990, the Lessor


                                     /s/ Greg A. Hawley
                             By:     Greg A. Hawley
                             Title:  Assistant Vice President


                             SUNWORLD INTERNATIONAL AIRLINES, INC.
                                        the Lessee


                                     /s/ Terence O. Dennison
                             By:     Terence O. Dennison
                             Title:  Executive Vice President

                EXHIBIT A: FORM OF LEASE SUPPLEMENT AND RECEIPT
                -----------------------------------------------

          LEASE SUPPLEMENT AND RECEIPT dated January  19 , 1996 between FIRST
                                                      --
SECURITY BANK OF UTAH, N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1, 1990 (the "Lessor"), and Sunworld International Airlines, Inc. (the "Lessee").

          The Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement. dated as of January 1, 1996 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings), relating to one Boeing model 727-25lA aircraft, manufacturer serial number 21161. The Lease provides for the execution and delivery of a Lease Supplement and Receipt.

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          A.  THE LEASE. The Lease and all related Operative Documents to be
              ---------
executed by the Lessee have been duly authorized, executed and delivered by Lessee and constitute valid, legal, binding, and enforceable agreements of Lessee. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement and Receipt to the same extent as if fully set forth herein. The parties confirm that the Delivery Date is the date of this Lease Supplement and Receipt.

          B.  THE AIRCRAFT. The Lessee hereby certifies that the Aircraft
              ------------
described Schedule 1 hereto, consisting of 5 pages (including attachments) and
                                          ---
made a part hereof, and the Aircraft Documents described in Schedule 2 hereto, consisting of 1 pages (including attachments) and made a part hereof, have been
             ---
delivered to the Lessee, inspected by the Lessee, and accepted under, and for all purposes of, the Lease, all on the date hereof. Any qualifications to the return conditions set forth in Lease Section 6 are attached hereto in Schedule
3. Lessee accepts delivery of the Aircraft "AS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION
4.3 OF THE LEASE.

          C.  REPRESENTATIONS BY THE LESSEE. The Lessee hereby represents and
              -----------------------------
warrants to the Lessor that on the date hereof:

          1. The representations and warranties of the Lessee set forth in the Lease are true and correct in all material respects as though made on and as of the date hereof.

          2. The Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date thereof.

          3. No default or Event of Default under the Lease has occurred and is continuing on the date hereof.

          4. The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

              This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement
"AFG/Northwest Airlines 1989-4 Trust" dated as of
December 13, 1989, and amended as of March 1, 1990,
               the Lessor



       /s/ Greg A. Hawley
By:    Greg A. Hawley
Title: Assistant Vice President

SUNWORLD INTERNATIONAL AIRLINES, INC.
       the Lessee


       /s/ Terence O. Dennison
By:    Terence O. Dennison
Title: Executive Vice President

SCHEDULE 1 TO LEASE SUPPLEMENT AND RECEIPT: AIRCRAFT DESCRIPTION
-------- - -- ----- ---------- --- -------  -------- -----------

Airframe:           Boeing model 727-251A, serial number 21161, US
                    registration N282US

Total hours:        50598:33  Total cycles: 35609

Time since C check: 0  Time since D check:  0

Engine No.1:        Pratt & Whitney model JT8D-15A engine,
                    manufacturer serial number 696253.

See. Attached disk sheet dated 9/15/95, 1995
---

Engine No. 2:       Pratt & Whitney model JT8D-15-A engine,
                    manufacturer serial number 696520.

See. Attached disk sheet dated 10/10/95, 1995
---

Engine No. 3:       Pratt & Whitney model JT8D-15-A engine,
                    manufacturer serial number 695260.

See. Attached disk sheet dated 10/10/95, 1995

Landing gear time since overhaul: L9309 hours, R6 hours, N17779 hours.

Auxiliary power unit: manufacturer Garrett serial number P36543.
Time since hot section inspection:  0

Avionics (specified by manufacturer): see attachment consisting of 3 pages. see attachment A.

Interior configuration:  164 seats coach


Loose equipment:                        [SPECIFY GALLEY EQUIPMENT, EXTRA SEATS,
                                         ETC.] see attachment B.

                                                              *1               *2
                                                             -----            -----
Operating weights:          Maximum ramp weight:            177,500          187,500
                            Maximum gross take-off weight:  176,500          186,500
                            Maximum landing weight:         150,000          150,000
                            Zero fuel weight:               138,000          141,000

*1  As delivered
*2  Weight per lease, awaiting FAA Engineering approval.

SCHEDULE 2 TO LEASE SUPPLEMENT AND RECEIPT: AIRCRAFT DOCUMENTS
-------- - -- ----- ---------- --- -------  -------- ---------

                         AIRCRAFT DOCUMENTS CHECKLIST

1.   Avionics Installation List
2.   Original Manufacturers Inventory List
3.   Current Component Inventory List (Northwest)
4.   Service Bulletin (SB) Accomplishment List (Northwest)
5.   Record of last Compass Swing
6.   List of Oils and Fluids
7.   FAA Approved Airplane Flight Manual (AFM)
8.   Manufacturer's Flight Crew Operating Manual (FCOM) (Northwest)
9.   Releasing Operator's Flight Crew Operating Manual (Northwest)
10.  Weight and Balance Manual; last weighing
11.  Minimum Equipment List (MEL) (Northwest)
12.  MEL Procedures manual (Northwest)
13.  Maintenance Manuals (Northwest)
14.  Wiring Diagram Manual; Termination and Equipment Lists (Northwest)
15.  Structural Repair Manual (SRM) (Northwest)
16.  Illustrated Parts Catalog (IPC) (Northwest)
17.  Aircraft/Cockpit Log Books (Northwest)
18.  Engine Log Books (Northwest)
19.  Auxiliary Power Unit (APU) Log Book (Northwest)
20.  Current, or last, Airworthiness Certificate
21.  Current, or last, Registration
22.  Current, or last, Radio License
23.  Supplemental Type Certificates (STC)
24.  Certificate of Sanitary Construction, Galleys
25.  Modification Records
26.  Form 337, major Repair and Alteration
27.  Major and Minor Repair Records
28.  Airworthiness Directive (AD) Accomplishment List
29.  Airworthiness Directive (AD) Records and Documentation
30.  Time Controlled Component (TCC) List, history and status (Northwest)
31.  Life Limited Part (LLP) List, history and status (Northwest)
32.  Scheduled Maintenance Check Status
33.  Total Time and Cycle Justification
34.  Maintenance Records
35.  Performance Manual (Northwest)
36.  Quick Reference Manual (Northwest)

                  SCHEDULE 3 TO LEASE SUPPLEMENT AND RECEIPT;
                  -------------------------------------------
                      QUALIFICATIONS TO RETURN CONDITIONS
                      -----------------------------------

          Lessor and Lessee hereby agree that the following particulars of the condition of the Aircraft shall be qualifications to the return conditions set forth in Section 6 of the Lease.

See Attachment C


          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this
Schedule 3 to Lease Supplement and Receipt to be duly executed as of January ---, 1996.

FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement
"AFG/Northwest Airlines 1989-4 Trust" dated as of
December 13, 1989, and amended as of March 1, 1990, the Lessor

       /s/ Greg A. Hawley
By:    Greg A. Hawley
Title: Assistant Vice President

SUNWORLD INTERNATIONAL AIRLINES, INC.
       the Lessee

       /s/ Terence O. Dennison
By:    Terence O. Dennison
Title: Executive Vice President

                        SUNWORLD INTERNATIONAL AIRLINES

                                 ATTACHMENT A

                               AVIONICS LISTING

--------------------------------------------------------------------------------------------------
      NOMENCLATURE                 POS       MANUFACTURER   PART NUMBER         SERIAL NUMBER
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Lower Yew Damper Computer                    Sperry         4030952-901         77090124
--------------------------------------------------------------------------------------------------
Audio Accessory Unit                         Bac            65-5280438          R00032
--------------------------------------------------------------------------------------------------
GPW Computer                                 Bendix         2041033-8313        1043
--------------------------------------------------------------------------------------------------
Passenger Address                            Collins        522-4538-002        6376
--------------------------------------------------------------------------------------------------
ADF Receiver                                 Bendix         2087786-7302        4214
--------------------------------------------------------------------------------------------------
VHF Transceiver                    #1        Collins        618M-3              8416
--------------------------------------------------------------------------------------------------
VHF Transceiver                    #2        Collins        618M-3              6921
--------------------------------------------------------------------------------------------------
Radio Altimeter                              Bendix         2067631-5315        5431
--------------------------------------------------------------------------------------------------
Autopilot Access.                            Bac            65-24917-72         R00010S
--------------------------------------------------------------------------------------------------
Pitch Control Channel (SP-50)                Sperry         2585804-4           0191616
--------------------------------------------------------------------------------------------------
Static Inverter                              Bendix         39B168 B            1099
--------------------------------------------------------------------------------------------------
Upper Yaw Damper Coupler                     Sperry         2588880-901         0190872
--------------------------------------------------------------------------------------------------
ATC Transponder Mode C                       Collins        787-6211-003        2078
--------------------------------------------------------------------------------------------------
Roll Control Channel (SP-150)                Sperry         4030951-901         67C-859
--------------------------------------------------------------------------------------------------
Anti-skid Control Unit                       Bac            10-61853-11         217C
--------------------------------------------------------------------------------------------------
Air Data Computer                            Sperry         HG180U255           A-892/70
--------------------------------------------------------------------------------------------------
Vertical Gyro Aux.                           Sperry         2587335-12          9024865
--------------------------------------------------------------------------------------------------
Transformer Rectifier              APU       Elden          Dl0-60011-2         740
--------------------------------------------------------------------------------------------------
General Protection Panel           APU       Westinghouse   904F242-5           UB7895M
--------------------------------------------------------------------------------------------------
Voltage Regulator                  APU       Westinghouse   939D150-2           XA5009
--------------------------------------------------------------------------------------------------
Bus Protection Panel                         Westinghouse   902F283-2           ZW1108A
--------------------------------------------------------------------------------------------------
Transformer Rectifier Ext Power              Elden          D10-600l1-2         7447530
--------------------------------------------------------------------------------------------------
Frequency and Load Controller      #2        G.E.           700662A             2709
--------------------------------------------------------------------------------------------------
Frequency and Load Controller      #3        G.E.           700662A             3380
--------------------------------------------------------------------------------------------------
Directional Gyro                   #2        Sperry         2588302-2           78032190
--------------------------------------------------------------------------------------------------
Vertical Gyro                      #2        Sperry         2587335-11          6088944
--------------------------------------------------------------------------------------------------
Vertical Gyro                      #1        Sperry         2587335-11          7052215
--------------------------------------------------------------------------------------------------
GPW Pressure Rate Sensor                     ColIins        66-3444-9-00l       01215
--------------------------------------------------------------------------------------------------
Battery Charger                              Ledec          2-301-3             3736
--------------------------------------------------------------------------------------------------
Autospeed Brake Controller                   Bac            65-8409-l           M00019
--------------------------------------------------------------------------------------------------
VHF Transceiver                    Aux       Bendix         2070945-4301        1965
--------------------------------------------------------------------------------------------------
Marker Receiver                              Bendix         MKA-280             1679
--------------------------------------------------------------------------------------------------
ILS Receiver                       #2        Collins        522-4280-102        4793
--------------------------------------------------------------------------------------------------
ILS Receiver                       #1        Collins        522-4280-102        B1794
--------------------------------------------------------------------------------------------------
DME                                #1        Collins        622-2920-001        6497
--------------------------------------------------------------------------------------------------
DME                                #2        Collins        622-2920-001        6503
--------------------------------------------------------------------------------------------------
Comparator Warning Monitor                   Collins        522-3948-002        322
--------------------------------------------------------------------------------------------------
Flight Instrument Accessory Unit             Bac            65-60214-36         R00149
--------------------------------------------------------------------------------------------------
Steering Computer                  #1        Collins        562A-5F4            1104
--------------------------------------------------------------------------------------------------
Steering Computer                  #2        Collins        562A-5F4            1403
--------------------------------------------------------------------------------------------------
Instrument AMP                     #1        Collins        522-3120-005        2757
--------------------------------------------------------------------------------------------------
Instrument AMP                     #2        Collins        522-3120-004        791
--------------------------------------------------------------------------------------------------
Window Heat Control                R1        Pacific        231-2               2678
--------------------------------------------------------------------------------------------------
Window Heat Control                R2        Pacific        65-52803-5          R02557
--------------------------------------------------------------------------------------------------

                       SUNWORLD INTERNATIONAL AIRLINES

                                 ATTACHMENT A

                               AVIONICS LISTING

--------------------------------------------------------------------------------------------------
       NOMENCLATURE                  POS       MANUFACTURER   PART NUMBER         SERIAL NUMBER
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Window Heat Control                  L1        Pacific        231-2               3570
--------------------------------------------------------------------------------------------------
Window Heat Control                  L2        Pacific        231-2               4412
--------------------------------------------------------------------------------------------------
Landing Gear Accessory Unit                    Bac            65-60211-32         00095
--------------------------------------------------------------------------------------------------
Compass System Rack                  #2        Sperry         614937-101          8057427A
--------------------------------------------------------------------------------------------------
Compass System Rack                  #1        Sperry         614937-101          5040270A
--------------------------------------------------------------------------------------------------
LILS Receiver Aux                              Collins        522-4280-105        B638
--------------------------------------------------------------------------------------------------
Flight Director Indicator            F/O       Collins        522-3752-001        140
--------------------------------------------------------------------------------------------------
Course Director Indicator            F/O       Collins        522-3342-001        27
--------------------------------------------------------------------------------------------------
Servo Altimeter                      F/O       Smith          WL708AMFAZ          AE151
--------------------------------------------------------------------------------------------------
Radio Altimeter                      F/O       Bendix         INA-51A             7409
--------------------------------------------------------------------------------------------------
VSI/TRA Indicator                    F/O       Honeywell      4067241-860         42046
--------------------------------------------------------------------------------------------------
VSI Pressure Transducer              F/O       Honeywell      4067487-901         91020508
--------------------------------------------------------------------------------------------------
Pressure Ration Indicator            #1        G.E.           JG298A4             E-256
--------------------------------------------------------------------------------------------------
Pressure Ration Indicator            #2        G.E.           JG298A4             D-351
--------------------------------------------------------------------------------------------------
Pressure Ration Indicator            #3        G.E.           JG298A4             E-195
--------------------------------------------------------------------------------------------------
N1 Indicator                         #1        G.E.           8DJ8I-WAG4          V0087
--------------------------------------------------------------------------------------------------
N1 Indicator                         #2        G.E.           8DJ8I-WAG4          S0177
--------------------------------------------------------------------------------------------------
N1 Indicator                         #3        G.E.           8DJ81-WAG4          S3930
--------------------------------------------------------------------------------------------------
Exhaust Gas Temperature              #1        Lewis          152BL801E           62
--------------------------------------------------------------------------------------------------
Exhaust Gas Temperature              #2        Lewis          152BL801E           624
--------------------------------------------------------------------------------------------------
Exhaust Gas Temperature              #3        Lewis          152BL801E           656
--------------------------------------------------------------------------------------------------
N2 Indicator                         #1        G.E.           8DJ81-LXHU          L3766
--------------------------------------------------------------------------------------------------
N2 Indicator                         #2        G.E.           8DJ81-LYV4          R629l
--------------------------------------------------------------------------------------------------
N2 Indicator                         #3        G.E.           8DJ81-LYV4          R5893
--------------------------------------------------------------------------------------------------
Fuel Flow Indicator                  #1        G.E.           8DJ88-LWC           B987
--------------------------------------------------------------------------------------------------
Fuel Flow Indicator                  #2        G.E.           8DJ88-LWC           00265
--------------------------------------------------------------------------------------------------
Fuel Flow Indicator                  #3        G.E.           8DJ88-LWC           M0350
--------------------------------------------------------------------------------------------------
Outboard Flap Position Indicator               Memoor         18-1299-3           0574AN
--------------------------------------------------------------------------------------------------
Inboard Flap Position Indicator                Memoor         18-1299-2           16299
--------------------------------------------------------------------------------------------------
Autopilot Capture Indicator          F/O       Bac            75-0149-77          2367
--------------------------------------------------------------------------------------------------
Airspeed Indicator                   F/O       Kollsman       A3615910057         1392
--------------------------------------------------------------------------------------------------
Clock Indicator                      F/O       Wakemann       651-12-24-15        1222
--------------------------------------------------------------------------------------------------
Machmeter                            F/O       Bac            10-60713-1          NT989
--------------------------------------------------------------------------------------------------
ADF/VOR Compass RMI                  F/O       Sperry         CI-800              3070877
--------------------------------------------------------------------------------------------------
Pneumatic Brake Pressure Indicator             US Gage        SRL-07AM            5739
--------------------------------------------------------------------------------------------------
Hydraulic Brake Pressure Indicator             US Gage        SRL-07CA            5830
--------------------------------------------------------------------------------------------------
DME Indicator                        F/O       ColIins        522-1859-033        4018
--------------------------------------------------------------------------------------------------
Airspeed Indicator                   Capt      Kollsman       A3615910057         1360
--------------------------------------------------------------------------------------------------
Compass ADF/VOR RMI                  Capt      Sperry         CI-600              24
--------------------------------------------------------------------------------------------------
Clock Indicator                      Capt      Wakemann       651-12-24-15        1219
--------------------------------------------------------------------------------------------------
Machmeter                            Capt      Bac            10-60713-1          NT1156
--------------------------------------------------------------------------------------------------
DME Indicator                        Capt      Collins        522-1859-033        C8002
--------------------------------------------------------------------------------------------------
Flight Director Indicator            Capt      Collins        522-3752-001        135
--------------------------------------------------------------------------------------------------
Course Director Indicator            Capt      Collins        522-3342-001        446
--------------------------------------------------------------------------------------------------
Autopilot Capture Indicator          Capt      Bac            75-0149-77          2371
--------------------------------------------------------------------------------------------------
Rad/Alt Indicator                    Capt      Bendix         INA-51A             01988
--------------------------------------------------------------------------------------------------

Revision:IR                                                Setion: Avionics List
Revision Date 11/1/95                                                Page 2 of 3

                                Page 52a of 56

                        SUNWORLD INTERNATIONAL AIRLINES

                                 Attachment A

                               AVIONICS LISTING

--------------------------------------------------------------------------------------------------
       NOMENCLATURE                  POS       MANUFACTURER      PART NUMBER         SERIAL NUMBER
--------------------------------------------------------------------------------------------------
Baro-Altimeter                       Capt      Kollsman          A3811910008         l752
--------------------------------------------------------------------------------------------------
Total Air Indicator                  Capt      Lewis             161BL501            B545
--------------------------------------------------------------------------------------------------
Servo Altimeter                      Capt      Smith             WL1152AM8           AE968
--------------------------------------------------------------------------------------------------
VSI/TRA Indicator                    Capt      Honeywell         4057241-850         11532
--------------------------------------------------------------------------------------------------
VSI Pressure Transducer              Capt      Honeywell         4067487-901         91010491
--------------------------------------------------------------------------------------------------
Standby Horizon Indicator                      Stena             705-7V9             19728
--------------------------------------------------------------------------------------------------
Altitude Alert                                 Honeywell         JG1052AAO3          U-12
--------------------------------------------------------------------------------------------------
Elevator & Rudder Position Indicator           Sperry            248541              00286
--------------------------------------------------------------------------------------------------
Radar Indicator                                Bendix            66-3442-9-0002      03141
--------------------------------------------------------------------------------------------------
VOR/DME Control Panel                Capt      Gables            G-4578              138
--------------------------------------------------------------------------------------------------
ADF Control Panel                    Capt      Bendix            2087780-7308        3141
--------------------------------------------------------------------------------------------------
Radar Control Panel                            Gables            G-4104              96
--------------------------------------------------------------------------------------------------
Flight Director Control Panel        Capt      Collins           777-1253-001        102
--------------------------------------------------------------------------------------------------
Instrument Warning                   Capt      Gables            G-2662              27
--------------------------------------------------------------------------------------------------
Transponder Control Panel            F/O       Gables            G-6993-03           00214
--------------------------------------------------------------------------------------------------
Lighted Flight Counter                         Dexter-Wilson     600                 4275
--------------------------------------------------------------------------------------------------
Flight Director Control Panel        F/O       Collins           777-1253-001        47
--------------------------------------------------------------------------------------------------
VOR/DME Control Panel                F/O       Gables            G-4578              86
--------------------------------------------------------------------------------------------------
Frequency and Load Controller        #1        G.E.              700662B             3798
--------------------------------------------------------------------------------------------------
Voltage Regulator                    #1        Westinghouse      939D150-2           UW3601M
--------------------------------------------------------------------------------------------------
Voltage Regulator                    #2        Westinghouse      939D150-2           SB5430
--------------------------------------------------------------------------------------------------
Voltage Regulator                    #3        Westinghouse      939D150-2           PY3961M
--------------------------------------------------------------------------------------------------
Transformer/Rectifier                #1        Bac               10-3257-3           5474
--------------------------------------------------------------------------------------------------
Transformer/Rectifier                #2        Bac               10-3257-3           5205
--------------------------------------------------------------------------------------------------
Transformer/ Rectifier               #3        Bac               10-3257-3           5256
--------------------------------------------------------------------------------------------------
General Protection Panel             #3        Westinghouse      902F242-5           OB7667
--------------------------------------------------------------------------------------------------
General Protection Panel             #2        Westinghouse      902F242-5           UJ599M
--------------------------------------------------------------------------------------------------
General Protection Panel             #1        Westinghouse      902F242-5           RO3532
--------------------------------------------------------------------------------------------------
TCAS Processor                                 Honeywell         4066010-904         91020299
--------------------------------------------------------------------------------------------------
Transponder Mode S                             Collins           TPR-720             1741
--------------------------------------------------------------------------------------------------
Radar Transceiver                              Bendix            66-3442-9-0004      02329
--------------------------------------------------------------------------------------------------
Main Battery                                   Sonotone          CA-727-3            120406
--------------------------------------------------------------------------------------------------
Flight Data Recorder                           Sundstrand        980-4100-GQUS       8378
--------------------------------------------------------------------------------------------------
Accelerometer                                  Sundstrand        3001-01-101-2       9510-2132
--------------------------------------------------------------------------------------------------
Windshear Computer                             Honeywell         4061048-904         90040242
--------------------------------------------------------------------------------------------------
Windshear Switching Unit                       ASM               103006-001-01       134
--------------------------------------------------------------------------------------------------
Windshear Switching Unit                       ASM               103006-001-01       109
--------------------------------------------------------------------------------------------------
Selcal Encoder                                 Motorola          NA135PH5O           Unk
--------------------------------------------------------------------------------------------------
Selcal Control Panel                           Gables            G1402               85
--------------------------------------------------------------------------------------------------

                                Page 52b of 56

                                 ATTACHMENT B
                                 ------------

LOOSE EQUIPMENT:
---------------
 l EACH   RIGHT HAND COAT CLOSET
 1 EACH   LEFT HAND MOVABLE BULKHEAD
 1 EACH   LEFT HAND TRIPLE SEAT ASSY
 6 EACH   FIRST CLASS SEAT ASSYS
 2 EACH   GALLEY CARTS
 9 EACH   OVEN TRAY CARRIERS WITH 54 TRAYS
12 EACH   LARGE CARRIERS
 6 EACH   SMALL CARRIERS
 6 EACH   COFFEE POTS
 4 EACH   TRASH CANS

                                Page 52c of 56

                                 ATTACHMENT C
                                 ---------- -

1.   External doubler at Left cockpit sliding window
2.   External doubler at Left windshield
3.   External doubler at Right cockpit sliding window
4.   Dent in fuselage above #3 Left cockpit window
5.   Minor dents in fuselage AFT of Left main door
6.   7 each external doublers inside #2 engine S duct
7.   External doubler station 440 lower Left side fuselage skin
8.   Deep scratch station 650 lower Left Side fuselage skin
9.   Latches for external air conditioning connection damaged
10.  External repair #1 Left leading edge flap
11.  Dent in #1 Left leading edge flap center
12.  External repair #2 Left leading edge flap
13.  External repair #3 Left leading edge flap
14.  External repair inboard of Left wing fuel vent box on inspection plate
15.  External repair outboard flap jack screw cover
16.  Dent in left outboard trailing edge flap 18 inches from  inboard bottom end
17. Left inboard flap has dent bottom side 12 inches from outboard end - Also dents between flap fairings
18.  External repair on fuselage at Left rear service door at  station 1030
19.  External repair at Left rear service door station 1070
20.  #1 Engine Thrust Reverser does not have speed kit instal
     -led
21.  Right leading edge inboard flap has 3 external repairs
22.  Right leading edge outboard flap has external repair
23.  #7 leading edge slat Right wing has external repair
24. Right wing outboard flap has dent bottom of flap 18 inches from outboard end. Also dent between flap fairings
25.  External doubler on top Right wing middle ground spoiler
26.  Several dents on inboard flap top trailing edge inboard end
27. External doubler Right side fuselage at 3rd window behind rear emergency window
28. External doubler Right side fuselage at 5th window behind rear emergency window
29. Several dents on inboard flap bottom side trailing edge inboard end and between flap fairings
30.  Two external repairs on bottom of AFT stair
31. Overhead panel row 8 center retension is broken out and covered with metal peace
32.  Seats 29F, 30D & E do not have tray tables

                                Page 52d of 56

EXHIBIT B: FORM OF AIRCRAFT RETURN RECEIPT AND LEASE TERMINATION
----------------------------------------------------------------


     The undersigned FIRST SECURITY BANK OF UTAH, N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement 1989-4 dated as of December 13,1989, and amended as of March 1,1990 ("Lessor") has inspected the following described Aircraft in conjunction with its return to the Lessor under the Aircraft Lease Agreement dated as of January l, 1996 (the "Lease") by and between Lessor and SUNWORLD INTERNATIONAL AIRLINES, INC. ("Lessee") Lessor hereby certifies that said Aircraft has been found to be in the condition required by the Lease, except for the discrepancies agreed to by the parties, listed below. Lessor hereby accepts return of the Aircraft from Lessee and acknowledges receipt thereof.

Airframe: Boeing model 727-251A, serial number 21161, US registration N282U5 Total hours: _____ Total cycles: _____
Time since C check: _____  Time since D check: _____

Engine No. 1: Pratt & Whitney model JT8D-l5A engine, manufacturer serial number 696523.
SEE ATTACHED DISK SHEET DATED _______, 199_
---

Engine No. 2: Pratt & Whitney model JT8D-1SA engine, manufacturer serial number 696520.
SEE ATTACHED DISK SHEET DATED ________ 199_
---

Engine No. 3: Pratt & Whitney model JT8D-1SA engine, manufacturer serial number 695260.
SEE ATTACHED DISK SHEET DATED _______, 199_
---

Landing gear time remaining until next scheduled overhaul: L ___ hours, R ___ hours, N ___ hours

Auxiliary power unit: manufacturer ____ serial number ____
Time since hot section inspection: ____

Avionics (specified by manufacturer): see attachment consisting of _____ pages

Interior configuration:

Loose equipment: [SPECIFY GALLEY EQUIPMENT, EXTRA SEATS, ETC.)

Operating weights:  Maximum ramp weight:
                    Maximum gross take-off weight:
                    Maximum landing weight:

               Zero fuel weight

Discrepancies in components returned (see Schedule l to Lease Supplement and Receipt):



Discrepancies in Aircraft Documents (see Schedule 2 to Lease Supplement and Receipt):



Discrepancies in Aircraft return condition (see Lease Section 6):



Lessor and Lessee each agree with the other in respect to said Aircraft:

l. The parties shall execute and deliver an FAA Aircraft Registry Lease Termination in the form attached hereto as Schedule l.

2. Without waiver or release of (i) the foregoing discrepancies, or (ii) all indemnities of Lessee under the Lease which, by the terms of the Lease, survive Expiry of the Lease, the Lease is hereby terminated.

Executed this _____ day of _____, 1998, at _______________.

FIRST SECURITY BANK OF UTAH, N.A.,
not in its individual capacity but solely as owner trustee under that certain
Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1, 1990, the Lessor

By:
Title:

SUNWORLD INTERNATIONAL AIRLINES, INC.,
     the Lessee

By:
Title:

                             EXHIBIT B SCHEDULE 1

                             FAA AIRCRAFT REGISTRY
                             TERMINATION OF LEASE

     The undersigned FIRST SECURITY BANK OF UTAH, N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1, 1990 ("Lessor") and SUNWORLD INTERNATIONAL AIRLINES, INC. ("Lessee") are parties to that certain Aircraft Lease Agreement dated as of January 1, 1996 (as amended, the "Lease") by and between Lessor and Lessee, which Lease was recorded by the FAA Aircraft Registry on ____________ as conveyance number ____________, and which Lease covers Boeing model 727-25lA airframe, serial number 21161, registration mark N282US, equipped with three Pratt & Whitney model JT8D-15A engines, serial numbers 696529, 696520 and 695260 (collectively, the "Aircraft")

     The Lease has been terminated on _________, 199__, and the Aircraft is no longer subject to the terms and provisions thereof.

FIRST SECURITY BANK OF UTAH, N.A.,
not in its individual capacity but solely as owner trustee under that certain
Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1, 1990, the Lessor



By:
Title:


SUNWORLD INTERNATIONAL AIRLINES, INC.
     the Lessee



By:
Title:

                          EXHIBIT C: FORM OF GUARANTY
                          ---------------------------

                              GUARANTY AGREEMENT


     This Guaranty Agreement ("Guaranty") dated as of January 19, 1996, is made by Columbia Sussex Corporation, a corporation organized under the laws of Kentucky ("Guarantor").

                                  WITNESSETH:

     WHEREAS, FIRST SECURITY BANK OF UTAH, National Association, ("Lessor"), a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as owner trustee under that certain Trust Agreement "AFG/Northwest Airlines 1989-4 Trust" dated as of December 13, 1989, and Amended as of March 1, 1990, has agreed to enter into that certain Aircraft Lease Agreement dated as of January 19, 1996 (the "Lease") pursuant to which it is to lease the Aircraft defined therein to SUNWORLD INTERNATIONAL AIRLINES, INC., a Kentucky corporation ("Lessee"), and

     WHEREAS, Lessor has agreed to enter into the Lease with Lessee but only if Lessee's obligations under the Lease are guaranteed by Guarantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lessor, as requested by Guarantor, to enter into the Lease, Guarantor does hereby represent, covenant and agree with Lessor as follows:

I.   GUARANTY OBLIGATIONS

     1.1 Guarantor hereby absolutely and unconditionally guarantees to Lessor, the punctual and faithful payment and performance of all of the Liabilities (as hereinafter defined) of Lessee to Lessor under the Lease (whether such Liabilities are now existing or arise hereafter); and the strict performance and observance by Lessee of all of the terms, covenants and conditions contained in the Lease. As used herein, the term "Liabilities" includes, without limitation, any and all Basic Rent, Supplemental Rent and undertakings of Lessee to Lessor of every kind and description under the Lease (including, also, without limitation, reasonable costs and expenses incurred by the Lessor in attempting to collect or enforce any of the foregoing including reasonable attorneys' fees) including interest on any such amounts accrued in each case from the due date thereof to the date payment is received by Lessor provided, however, interest
                                                  --------- -------
due Lessor hereunder as Supplemental Rent shall not also be payable to Lessor a second time because of the provisions of this sentence.

     1.2 This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by Lessee of the Liabilities and not of their collectibility only The liabilities and obligations of Guarantor hereunder may be enforced without any suit or action against Lessee or any other guarantor of any of the Liabilities, without regard or resort to any security or other means of obtaining payment of the Liabilities which Lessor may now or hereafter have or hold, and without the performance or occurrence of any other condition or contingency whatsoever; provided, however, that the exercise or attempted exercise, at any time or times, of any or all of such rights and remedies as Lessor may have against Lessee, or with respect to any security for liabilities or under any other guaranty of Liabilities shall not affect, reduce, modify or impair, in any manner whatsoever, the liabilities and obligations of the Guarantor hereunder, except and to the extent Lessor has received payment or performance of such Liabilities of Lessee. Guarantor hereby unconditionally waives to the fullest extent permitted by law (except to the extent specifically provided in this Guaranty) demand, or notice of any nature. Payments by Guarantor hereunder shall be unlimited in amount with respect to its guaranty of the Liabilities, as defined above.

     1.3 Guarantor hereby waives any and all suretyship defenses and defenses in the nature thereof; and agrees that enforcement of this Guaranty shall not be affected, reduced, modified or impaired by any dealing by Lessor with Lessee or anyone else who may now or hereafter become liable in any manner for any of the Liabilities, in such manner as Lessor, in its sole discretion, may deem fit, except to the extent that Lessor has waived or released in writing any Liabilities and except and to the extent Lessor has received payment or performance of such Liabilities by Lessee. If for any reason, Lessee has no legal existence or is under no legal obligation to discharge any of the Liabilities; or if, by operation of law or for any other reason, moneys included in the Liabilities have become irrecoverable from Lessee, or if any security for any of the Liabilities or if any other guaranty thereof is invalid, defective or unenforceable, this Guaranty shall be binding upon Guarantor to the same extent as if Guarantor were at all time primarily obligated on the Liabilities .

     1.4 No setoff, counterclaim, reduction or diminution of any Liabilities, or any defense of any kind or nature, which Guarantor has or may have against Lessee, shall be available hereunder to Guarantor against Lessor.

     1.5 This Guaranty shall remain in full force and effect regardless of any payment hereunder or of any reduction in, or modification or alteration of the Liabilities, until such time as all Liabilities not waived or released by Lessor in writing and all liabilities and obligations of Guarantor hereunder have been paid and performed in full. Guarantor's obligations under this Guaranty shall be immediately extinguished upon the full, complete and faithful performance by Lessee of all of its Liabilities. So long as this Guaranty remains in force, as aforesaid, Guarantor will not, (x) by paying any sum recoverable hereunder (whether or not demanded by the Lessor) or by any means or on any other ground, claim any set-off or counterclaim against Lessee in respect of any liability of Guarantor to Lessee or, (y) in bankruptcy or insolvency proceedings of any nature, prove in competition with Lessor in respect of any payment hereunder or in any such proceeding be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Lessee or the benefit of any other security for any of the Liabilities which, now or hereafter, Lessor may hold or in which it may have any share. All payments by Guarantor hereunder shall be made in lawful money of the United States of America in immediately available funds and, so long as the person or entity entitled thereto is a United States person within the meaning of the Internal Revenue Code, without any deduction or withholding of any kind.

     1.6 Guarantor hereby confirms that this Guaranty shall remain in full force and effect notwithstanding that:

          (a) the obligations of the Lessee under the Lease are discharged, extinguished, terminated, rescinded, avoided or suspended (whether pursuant to any provision of the Lease or otherwise) by virtue of any breach on the part of the Lessee, under the doctrine of frustration, as a result of the liquidation of the Lessee or any action taken in such liquidation (for example, a disclaimer), except by payment or performance thereof; or

          (b) subject to the provisions of the Lease, performance of the Lease by the Lessee becomes impossible or illegal,

and, in particular, the Lessor shall be entitled to recover under this Guaranty in respect of any payment or obligation (including any obligation of paying interest) which the Lessor would have received under the Lease but for the occurrence of any of the circumstances described in subsections (a) or (b) above.

     1.7  If the Lease is disclaimed in a liquidation of the Lessee:

          (a) so long as any amounts or obligations then due from the Guarantor under this Guaranty remain unpaid or unperformed, as the case may be, the

               Guarantor shall not, in respect of any payment which it makes or any liability which it has, under this Guaranty or the Lease, claim any amount from the Lessee, make or enforce any security against any asset of the Lessee, or claim any set off against any sum from it to the Lessee; and

          (b) the Guarantor shall not, in respect of such payment or liability, prove in the liquidation of the Lessee, except that, if the Guarantor shall have paid and/or performed all of its obligations then due hereunder, it shall be subrogated to all rights of Lessor against Lessee, and the Guarantor may, by exercise of that statutory right, prove for any loss or damage suffered by the Lessor, and otherwise as its interests may appear.

II.  REPRESENTATIONS AND WARRANTIES

     Guarantor hereby represents and warrants to Lessor as follows:

     2.1 (a) Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Kentucky, is duly qualified to do business and in good standing in each jurisdiction where the character of its business and the ownership of its property, as now conducted or owned or as proposed to be conducted or owned, requires such qualification;

          (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor, are not inconsistent with its Certificate of Incorporation or By-Laws, do not violate any law or governmental rule, regulation or order applicable to Guarantor, do not and will not contravene any provision of, or constitute a material default under, any indenture, mortgage, contract or other instrument to which it is bound and, upon execution and delivery hereof, will constitute a legal, valid and binding agreement of Guarantor, enforceable in accordance with its terms;

          (c) No consent or approval by governmental authority or agency is required with respect to the execution, delivery and performance by Guarantor of this Guaranty;

          (d) There are no litigations or proceedings pending against it not covered by insurance which, if adversely determined, would have a materially adverse effect on Guarantor or would prevent or hinder the performance by it of its obligations hereunder;

     2.2 Guarantor will provide an opinion of its counsel confirming (subject to standard exceptions) that:

          (a) Guarantor is a corporation duly incorporated, validly existing, in good standing and is duly qualified to do business under the laws of the Commonwealth of Kentucky,

          (b) The execution, delivery and performance of Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of Guarantor, are not inconsistent with its Certificate of Incorporation or By-Laws, do not violate any law or governmental rule, regulation or order applicable to Guarantor and this Guaranty is the legal, valid and binding agreement of the Guarantor, enforceable in accordance with its terms;

          (c) No consent or approval by any governmental authority or agency of the United States or the Commonwealth of Kentucky is required with respect to the execution, delivery and performance by Guarantor of this Guaranty.

III. DEFAULT

     3.1 The following described events shall constitute "Events of Default" hereunder:

          3.1.1 An "Event of Default" as defined in Section 13.3 of the Lease shall occur and remain unremedied.

          3.1.2 An "Event of Default" as defined in Sections 13.1 and 13.2 of the Lease shall occur and remain unremedied for a period of three Business Days after written notice thereof to Guarantor;

          3.1.3 An "Event of Default" as defined in Section 13.4, 13.5, 13.6, 13.7 and 13.8 of the Lease shall occur and remain unremedied for 10 days following notice thereof from Lessor to Guarantor or such longer period of time as is reasonably required to cure such Event of Default provided the Guarantor is diligently attempting such cure and such default does not result in a material risk to the Aircraft or Lessor's title thereto.

          3.1.4     The Guarantor shall:

          (a) admit its inability to pay its debts generally as they become due or otherwise acknowledging its insolvency;

          (b) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (or similar laws of the United States of America, or any other jurisdiction which relates to the liquidation or reorganization of companies or the modification or alteration of the rights of creditors, each such law, as from time to time in effect, being sometimes referred to as a "bankruptcy act", each as now or in the future amended) or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided; or

          (c) make an assignment, or so-called trust mortgage or the like, for the benefit of its creditors or by its making a proposal to its creditors under the bankruptcy act; or

          (d) consent to the appointment of a receiver or trustee (or other persons performing a similar function) for the Aircraft or for all or a substantial part of its property; or

          (e)  be adjudicated a bankrupt; or

          (f) suffer the entry of, or be the subject of, a court order for all or a substantial part of its property which order shall not be vacated, set aside, bonded, or stayed within 60 days from the date of entry; (i) appointing a receiver or a trustee for all or a substantial part of its property, or (ii) approving a petition filed or application made against it for, or effecting an arrangement in bankruptcy or for a reorganization or other relief pursuant to any bankruptcy act or for any other judicial modification or alteration of the rights of creditors; or

          (g) have all or a substantial part of its property taken into custody or be sequestrated by a court of competent jurisdiction, which custody or sequestration shall not be suspended or terminated within 60 days (or such longer period as the Lessor may agree in writing) from it inception.

          3.1.5 Any representation or warranty made in writing by the Guarantor in this Guaranty, or in any certificate or written disclosure delivered in connection with this Guaranty shall prove to have been false or incorrect in any material respect on the date of such representation or warranty.

          3.1.6 Twenty-five percent (25%) (calculated excluding current maturities of long-term debt) or more of Guarantor's current liabilities, less any disputed amounts and other than current maturities of long-term debt, shall remain unpaid for 45 days or more beyond the due date;

          3.1.7 Guarantor shall be in default in the observance or performance of any other covenant, condition or agreement to be observed or performed by Guarantor hereunder and such default shall continue for a period of 30 days after written notice from Lessor.

IV.  MISCELLANEOUS

     4.1 No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing by Lessor and Guarantor expressly referring to the provision of this Guaranty to which such instrument is related, and no such waiver shall extend to, affect or impair any right with respect to any liability or obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of Lessor in exercising any right or remedy hereunder, shall operate as a waiver thereof or otherwise be prejudicial thereto. The rights and remedies of Lessor hereunder are cumulative and not exclusive of any other rights and remedies under any other guaranty by Guarantor or under applicable law, and all such rights and remedies may be exercised singly or concurrently.

     4.2  The Guarantor shall provide financial reports as required by Section
4.4.5 of the Lease.

     4.3 This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of Lessor and its successors and assigns.

     4.4 This Guaranty can be assigned by Lessor if the Lease is assigned pursuant to its terms and shall be fully enforceable to the same extent as if made to Lessor's assignee. This Guaranty cannot be assigned by Guarantor without the prior written consent of Lessor.

     4.5 All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease.

     4.6 Guarantor agrees that the federal and state courts located in the Commonwealth of Massachusetts shall have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Guaranty.

          4.6.1 Guarantor hereby waives any objection on the grounds of inconvenient forum to any proceedings which relate to this Guaranty being brought in the courts located in the Commonwealth of Massachusetts.

     4.7 All demands, notices and other communications pursuant to or relating to this Guaranty shall be in writing and shall be delivered in hand by courier or other means, or sent by registered air mail with postage prepaid, or by telex or telefax with receipt confirmed by answerback or other means, addressed as follows:

          (a)  If to Lessor:

               First Security Bank of Utah, National Association
               79 South Main Street
               Salt Lake City, Utah 84111

               Attention: Corporate Trust Department
               Telecopier: (801) ( 246-5799

with copies to:

               American Finance Group
               98 North Washington Street
               Boston, Massachusetts 02114

               Attention: President
               Telecopier: (617) 523-1410

          (b)  If to Guarantor:

               Columbia Sussex Corporation
               207 Grandview Drive
               Fort Mitchell, Kentucky 41017

               Attention: Joseph E. Marquet
               Telecopier: (606) 331-6383

with copies to:

               Winthrop, Stimson, Putnum & Roberts
               1 Battery Park Plaza
               New York, New York 10004

               Attention: Ruth J. Weinstein
               Telecopier: (212) 858-1500

or such other address as either party shall designate in a written notice to the other party hereto. Any notice provided for herein shall be deemed to have been effected when delivered in hand to an officer of the addressee, or if sent by registered air mail or by courier or other similar means and if properly addressed, either when received or on the seventh day following the day of dispatch, which shall occur earlier. Notices sent by telex or telefax shall be deemed to have been received when receipt is confirmed.

     IN WITNESS WHEREOF Guarantor has executed this Guaranty by its duly authorized representative as of the date first above written.

GUARANTOR:
COLUMBIA SUSSEX CORPORATION



By:  [SIGNATURE NOT LEGIBLE]
   ---------------------------

Title: Vice President Finance
      -------------------------


                                                   ACKNOWLEDGED AND ACCEPTED BY:

                                                   FIRST SECURITY BANK OF UTAH,
                                                   NATIONAL ASSOCIATION, not in
                                                   its individual capacity but
                                                   solely as Trustee of the
                                                   AFG/Northwest Airlines 1989-4
                                                   Trust"


                                                   By: [SIGNATURE NOT LEGIBLE]
                                                      --------------------------
                                                   Title: Asst. Vice President
                                                        ------------------------

          LEASE SUPPLEMENT AND RECEIPT dated January 19, 1996 between FIRST SECURITY BANK OF UTAH, N A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement 1989-4 dated as of December 13, 1989, and amended as of March 1, 1990 (the "Lessor"), and Sunworld International Airlines, Inc. (the "Lessee").

          The Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of January 1, 1996 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings), relating to one Boeing model 727-251A aircraft, manufacturer serial number 21161. The Lease provides for the execution and delivery of a Lease Supplement and Receipt.

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          A.  THE LEASE. The Lease and all related Operative Documents to be
              ---------
executed by the Lessee have been duly authorized, executed and delivered by Lessee and constitute valid, legal, binding, and enforceable agreements of Lessee. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement and Receipt to the same extent as if fully set forth herein. The parties confirm that the Delivery Date is the date of this Lease Supplement and Receipt.

          B.  THE AIRCRAFT. The Lessee hereby certifies that the Aircraft
              ------------
described Schedule 1 hereto, consisting of 5 pages (including attachments) and made a part hereof, and the Aircraft Documents described in Schedule 2 hereto, consisting of 1 pages (including attachments) and made a part hereof, have been delivered to the Lessee, inspected by the Lessee, and accepted under, and for all purposes of, the Lease, all on the date hereof. Any qualifications to the return conditions set forth in Lease Section 6 are attached hereto in Schedule
3. Lessee accepts delivery of the Aircraft WAS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION
4.3 OF THE LEASE.

          C.  REPRESENTATIONS BY THE LESSEE. The Lessee hereby represents and
              -----------------------------
warrants to the Lessor that on the date hereof:

          1. The representations and warranties of the Lessee set forth in the Lease are true and correct in all material respects as though made on and as of the date hereof.

          2. The Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date thereof.

     3. No default or Event of Default under the Lease has occurred and is continuing on the date hereof.

     4. The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

          This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement
"AFG/Northwest Airlines 1989-4 Trust" dated as of
December 13, 1989, and amended as of March 1, 1990, the Lessor


   /s/ Greg A. Hawley
By:    Greg A. Hawley
Title: Assistant Vice President

SUNWORLD INTERNATIONAL AIRLINES, INC.
  the Lessee


 /s/ Terence O. Dennison
By:  Terence O. Dennison
Title:Executive Vice President

SCHEDULE 1 TO LEASE SUPPLEMENT AND RECEIPT: AIRCRAFT DESCRIPTION
----------------------------------------------------------------

Airframe:                Boeing model 727-25lA, serial number 21161, Us
                         registration N282US

Total hours:             50598:33  Total cycles: 35609

Time since C check:      0  Time since D check: 0

Engine No.1:             Pratt & Whitney model JT8D-15A engine, manufacturer
                         serial number 696253.

See. Attached disk sheet dated 9/15/95, 1995
---

Engine No. 2:            Pratt & Whitney model JT8D-15-A engine, manufacturer
                         serial number 696520.

See. Attached disk sheet dated 10/10/95, 1995
---

Engine No. 3:            Pratt & Whitney model JT8D-15-A engine, manufacturer
                         serial number 695260.

See. Attached disk sheet dated 10/10/95, 1995

Landing gear time since overhaul: L9309 hours, R6 hours, N17779 hours.

Auxiliary power unit: manufacturer Garrett serial number P36543. Time since hot section inspection:  0

Avionics (specified by manufacturer): see attachment consisting of 3 pages. See attachment A.

Interior configuration: 164 seats coach

Loose equipment:         [SPECIFY GALLEY EQUIPMENT, EXTRA SEATS, ETC.] see
                         attachment B.

                                                                   *1       *2
                                                                 -------  -------
operating weights:            Maximum ramp weight:               177,500  187,500
                              Maximum gross take-off weight:     176,500  186,500
                              Maximum landing weight:            150,000  150,000
                              Zero fuel weight:                  138,000  141,000

*1   As delivered
*2   Weight per lease, awaiting FAA Engineering approval.

SCHEDULE 2 TO LEASE SUPPLEMENT AND RECEIPT: AIRCRAFT DOCUMENTS
--------------------------------------------------------------

                         AIRCRAFT DOCUMENTS CHECKLIST

1.   Avionics Installation List
2.   Original Manufacturer's Inventory List
3.   Current Component Inventory List (Northwest)
4.   Service Bulletin (SB) Accomplishment List (Northwest)
5.   Record of last Compass Swing
6.   List of Oils and Fluids
7.   FAA Approved Airplane Flight Manual (AFM)
8.   Manufacturer's Flight Crew Operating Manual (FCOM) (Northwest)
9.   Releasing Operator's Flight Crew Operating Manual (Northwest)
10.  Weight and Balance Manual; last weighing
11.  Minimum Equipment List (MEL) (Northwest)
12.  MEL Procedures manual (Northwest)
13.  Maintenance Manuals (Northwest)
14.  Wiring Diagram Manual; Termination and Equipment Lists (Northwest)
15.  Structural Repair Manual (SRM) (Northwest)
16.  Illustrated Parts Catalog (IPC) (Northwest)
17.  Aircraft/Cockpit Log Books (Northwest)
18.  Engine Log Books (Northwest)
19.  Auxiliary Power Unit (APU) Log Book (Northwest)
20.  Current, or last, Airworthiness Certificate
21.  Current, or last, Registration
22.  Current, or last, Radio License
23.  Supplemental Type Certificates (STC)
24.  Certificate of Sanitary Construction, Galleys
25.  Modification Records
26.  Form 337, major Repair and Alteration
27.  Major and Minor Repair Records
28.  Airworthiness Directive (AD) Accomplishment List
29.  Airworthiness Directive (AD) Records and Documentation
30.  Time Controlled Component (TCC) List, history and status (Northwest)
31.  Life Limited Part (LLP) List, history and status (Northwest)
32.  Scheduled Maintenance Check Status
33.  Total Time and Cycle Justification
34.  Maintenance Records
35.  Performance Manual (Northwest)
36.  Quick Reference Manual (Northwest)

                  SCHEDULE 3 TO LEASE SUPPLEMENT AND RECEIPT;
                  -------------------------------------------
                      QUALIFICATIONS TO RETURN CONDITIONS
                      -----------------------------------

          Lessor and Lessee hereby agree that the following particulars of the condition of the Aircraft shall be qualification s to the return conditions set forth in Section 6 of the Lease.

See Attachment C


          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this
Schedule 3 to Lease Supplement and Receipt to be duly executed as of January __, 1996.


FIRST SECURITY BANK OF UTAH, National Association, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement
"AFG/Northwest Airlines 1989-4 Trust" dated as of
December 13, 1989, and amended as of March 1, 1990, the Lessor

   /s/ Greg A. Hawley
By:    Greg A. Hawley
Title: Assistant Vice President

SUNWORLD INTERNATIONAL AIRLINES, INC.
the Lessee



   /s/ Terence O. Dennison
By:    Terence O. Dennison
Title: Executive Vice President

                        SUNWORLD INTERNATIONAL AIRLINES
                                 Attachment A

                               AVIONICS LISTING

-------------------------------------------------------------------------------------------------------------
        NOMENCLATURE                           POS       MANUFACTURER      PART NUMBER         SERIAL NUMBER
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Lower Yew Damper Computer                              Sperry            4030952-901           77090124
-------------------------------------------------------------------------------------------------------------
Audio Accessory Unit                                   Bac               65-5280438            R00032
-------------------------------------------------------------------------------------------------------------
GPW Computer                                           Bendix            2041033-8313          1043
-------------------------------------------------------------------------------------------------------------
Passenger Address                                      Collins           522-4538-002          6376
-------------------------------------------------------------------------------------------------------------
ADF Receiver                                           Bendix            2087786-7302          4214
-------------------------------------------------------------------------------------------------------------
VHF Transceiver                                 #1     Collins           618M-3                8416
-------------------------------------------------------------------------------------------------------------
VHF Transceiver                                 #2     Collins           618M-3                6921
-------------------------------------------------------------------------------------------------------------
Radio Altimeter                                        Bendix            2067631-5315          5431
-------------------------------------------------------------------------------------------------------------
Autopilot Access.                                      Bac               65-24917-72           R00010S
-------------------------------------------------------------------------------------------------------------
Pitch Control Channel (SP-50)                          Sperry            2585804-4             0191616
-------------------------------------------------------------------------------------------------------------
Static Inverter                                        Bendix            39B168 B              1099
-------------------------------------------------------------------------------------------------------------
Upper Yaw Damper Coupler                               Sperry            2588880-901           0190872
-------------------------------------------------------------------------------------------------------------
ATC Transponder Mode C                                 Collins           787-6211-003          2078
-------------------------------------------------------------------------------------------------------------
Roll Control Channel (SP-150)                          Sperry            4030951-901           80040705
-------------------------------------------------------------------------------------------------------------
Fire & Overheat Detection Unit                         Bac               65-24920-3            R00601
-------------------------------------------------------------------------------------------------------------
Temperature Controller                                 Sundstrand        1548376-5             67C-859
-------------------------------------------------------------------------------------------------------------
Anti-skid Control Unit                                 Bac               10-61853-11           217C
-------------------------------------------------------------------------------------------------------------
Air Data Computer                                      Sperry            HG180U255             A-892/70
-------------------------------------------------------------------------------------------------------------
Vertical Gyro Aux.                                     Sperry            2587335-12            9024865
-------------------------------------------------------------------------------------------------------------
Transformer Rectifier                          APU     Elden             Dl0-60011-2           740
-------------------------------------------------------------------------------------------------------------
General Protection Panel                       APU     Westinghouse      904F242-5             UB7895M
-------------------------------------------------------------------------------------------------------------
Voltage Regulator                              APU     Westinghouse      939D150-2             XA5009
-------------------------------------------------------------------------------------------------------------
Bus Protection Panel                                   Westinghouse      902F283-2             ZW1108A
-------------------------------------------------------------------------------------------------------------
Transformer Rectifier Ext Power                        Elden             D10-600l1-2           7447530
-------------------------------------------------------------------------------------------------------------
Frequency and Load Controller                   #2     G.E.              700662A               2709
-------------------------------------------------------------------------------------------------------------
Frequency and Load Controller                   #3     G.E.              700662A               3380
-------------------------------------------------------------------------------------------------------------
Directional Gyro                                #2     Sperry            2588302-2             78032190
-------------------------------------------------------------------------------------------------------------
Vertical Gyro                                   #2     Sperry            2587335-11            6088944
-------------------------------------------------------------------------------------------------------------
Vertical Gyro                                   #1     Sperry            2587335-11            7052215
-------------------------------------------------------------------------------------------------------------
GPW Pressure Rate Sensor                               Collins           66-3444-9-00l         01215
-------------------------------------------------------------------------------------------------------------
Battery Charger                                        Ledec             2-301-3               3736
-------------------------------------------------------------------------------------------------------------
Autospeed Brake Controller                             Bac               65-8409-1             M00019
-------------------------------------------------------------------------------------------------------------
VHF Transceiver                                        Aux  Bendix       2070945-4301          1965
-------------------------------------------------------------------------------------------------------------
Marker Receiver                                        Bendix            MKA-280               1679
-------------------------------------------------------------------------------------------------------------
ILS Receiver                                    #2     Collins           522-4280-102          4793
-------------------------------------------------------------------------------------------------------------
ILS Receiver                                    #1     Collins           522-4280-102          B1794
-------------------------------------------------------------------------------------------------------------
DME                                             #1     Collins           622-2920-001          6497
-------------------------------------------------------------------------------------------------------------
DME                                             #2     Collins           622-2920-001          6503
-------------------------------------------------------------------------------------------------------------
Comparator Warning Monitor                             Collins           522-3948-002          322
-------------------------------------------------------------------------------------------------------------
Flight Instrument Accessory Unit                       Bac               65-60214-36           R00149
-------------------------------------------------------------------------------------------------------------
Steering Computer                               #1     Collins           562A-5F4              1104
-------------------------------------------------------------------------------------------------------------
Steering Computer                               #2     Collins           562A-5F4              1403
-------------------------------------------------------------------------------------------------------------
Instrument AMP                                  #1     Collins           522-3120-005          2757
-------------------------------------------------------------------------------------------------------------
Instrument AMP                                  #2     Collins           522-3120-004          791
-------------------------------------------------------------------------------------------------------------
Window Heat Control                             R1     Pacific           231-2                 2678
-------------------------------------------------------------------------------------------------------------
Window Heat Control                             R2     Pacific           65-52803-8            R02557
-------------------------------------------------------------------------------------------------------------

Revision: IR                                          Section: Avionics Listing
Revision Date: 11/1/95                                               Page 1 of 3

                        SUNWORLD INTERNATIONAL AIRLINES

                                 Attachment A

                               AVIONICS LISTING

--------------------------------------------------------------------------------------------------------------
        NOMENCLATURE                           POS       MANUFACTURER      PART NUMBER         SERIAL NUMBER
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Window Heat Control                             L1     Pacific           231-2                 3670
--------------------------------------------------------------------------------------------------------------
Window Heat Control                             L2     Pacific           231-2                 4412
--------------------------------------------------------------------------------------------------------------
Landing Gear Accessory Unit                            Bac               65-60211-32           00095
--------------------------------------------------------------------------------------------------------------
Compass System Rack                             #2     Sperry            614937-1C1            8057427A
--------------------------------------------------------------------------------------------------------------
Compass System Rack                             #1     Sperry            614937-1CI            5040270A
--------------------------------------------------------------------------------------------------------------
LILS Receiver Aux                                      Collins           522-4280-105          B638
--------------------------------------------------------------------------------------------------------------
Flight Director Indicator                      F/O     Collins           522-3752-001          140
--------------------------------------------------------------------------------------------------------------
Course Director Indicator                      F/O     Collins           522-3342-001          27
--------------------------------------------------------------------------------------------------------------
Servo Altimeter                                F/O     Smith             WL708AMFAZ            AE151
--------------------------------------------------------------------------------------------------------------
Radio Altimeter                                F/O     Bendix            INA-51A               7409
--------------------------------------------------------------------------------------------------------------
VSI/TRA Indicator                              F/O     Honeywell         4067241-860           42046
--------------------------------------------------------------------------------------------------------------
VSI Pressure Transducer                        F/O     Honeywell         4067487-901           91020508
--------------------------------------------------------------------------------------------------------------
Pressure Ration Indicator                       #1     G.E.              JG298A4               E-256
--------------------------------------------------------------------------------------------------------------
Pressure Ration Indicator                       #2     G.E.              JG298A4               D-351
--------------------------------------------------------------------------------------------------------------
Pressure Ration Indicator                       #3     G.E.              JG298A4               E-195
--------------------------------------------------------------------------------------------------------------
N1 Indicator                                    #1     G.E.              DJ8I-WAG4             V0087
--------------------------------------------------------------------------------------------------------------
N1 Indicator                                    #2     G.E.              8DJ8I-WAG4            S0177
--------------------------------------------------------------------------------------------------------------
N1 Indicator                                    #3     G.E.              8DJ81-WAG4            S3930
--------------------------------------------------------------------------------------------------------------
Exhaust Gas Temperature                         #1     Lewis             152BL801E             62
--------------------------------------------------------------------------------------------------------------
Exhaust Gas Temperature                         #2     Lewis             152BL801E             624
--------------------------------------------------------------------------------------------------------------
Exhaust Gas Temperature                         #3     Lewis             152BL801E             656
--------------------------------------------------------------------------------------------------------------
N2 Indicator                                    #1     G.E.              8DJ81-LXHU            L3766
--------------------------------------------------------------------------------------------------------------
N2 Indicator                                    #2     G.E.              8DJ81-LYV4            R629l
--------------------------------------------------------------------------------------------------------------
N2 Indicator                                    #3     G.E.              8DJ81-LYV4            R5893
--------------------------------------------------------------------------------------------------------------
Fuel Flow Indicator                             #1     G.E.              8DJ88-LWC             B987
--------------------------------------------------------------------------------------------------------------
Fuel Flow Indicator                             #2     G.E.              8DJ88-LWC             00265
--------------------------------------------------------------------------------------------------------------
Fuel Flow Indicator                             #3     G.E.              8DJ88-LWC             M0350
--------------------------------------------------------------------------------------------------------------
Outboard Flap Position Indicator                       Memoor            18-1299-3             0574AN
--------------------------------------------------------------------------------------------------------------
Inboard Flap Position Indicator                        Memoor            18-1299-21            6299
--------------------------------------------------------------------------------------------------------------
Autopilot Capture Indicator                    F/O     Bac               75-0149-77            2367
--------------------------------------------------------------------------------------------------------------
Airspeed Indicator                             F/O     Kollsman          A3615910057           1392
--------------------------------------------------------------------------------------------------------------
Clock Indicator                                F/O     Wakemann          651-12-24-15          1222
--------------------------------------------------------------------------------------------------------------
Machmeter                                      F/O     Bac               10-60713-1            NT989
--------------------------------------------------------------------------------------------------------------
ADF/VOR Compass RMI                            F/O     Sperry            CI-600                3070877
--------------------------------------------------------------------------------------------------------------
Pneumatic Brake Pressure Indicator                     US Gage           SRL-07AM              5739
--------------------------------------------------------------------------------------------------------------
Hydraulic Brake Pressure Indicator                     US Gage           SRL-07CA              5830
--------------------------------------------------------------------------------------------------------------
DME Indicator                                  F/O     Collins           522-1859-033          4018
--------------------------------------------------------------------------------------------------------------
Airspeed Indicator                            Capt     Kollsman          A3615910057           1360
--------------------------------------------------------------------------------------------------------------
Compass ADF/VOR RMI                           Capt     Sperry            CI-600                24
--------------------------------------------------------------------------------------------------------------
Clock Indicator                               Capt     Wakerman          651-12-24-15          1219
--------------------------------------------------------------------------------------------------------------
Machmeter                                     Capt     Bac               10-60713-1            NT1156
--------------------------------------------------------------------------------------------------------------
DME Indicator                                 Capt     Collins           522-1559-033          C8002
--------------------------------------------------------------------------------------------------------------
Flight Director Indicator                     Capt     Collins           522-3752-001          135
--------------------------------------------------------------------------------------------------------------
Course Director Indicator                     Capt     Collins           522-3342-001          446
--------------------------------------------------------------------------------------------------------------
Autopilot Capture Indicator                   Capt     Bac               75-0149-77            2371
--------------------------------------------------------------------------------------------------------------
Rad/Alt Indicator                             Capt     Bendix            INA-51A               01988
--------------------------------------------------------------------------------------------------------------

Revision: IR                                           Section: Avionics Listing
Revision Date: 11/1/95                                               Page 2 of 3

                        SUNWORLD INTERNATIONAL AIRLINES

                                 Attachment A

                               AVIONICS LISTING

--------------------------------------------------------------------------------------------------------------
        NOMENCLATURE                           POS       MANUFACTURER      PART NUMBER         SERIAL NUMBER
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Baro-Altimeter                                Capt     Kollsman          A3811910008           1752
--------------------------------------------------------------------------------------------------------------
Total Air Indicator                           Capt     Lewis             161BL501              B545
--------------------------------------------------------------------------------------------------------------
Servo Altimeter                               Capt     Smith             WL1152AM8             AE968
--------------------------------------------------------------------------------------------------------------
VSI/TRA Indicator                             Capt     Honeywell         4067241-860           11532
--------------------------------------------------------------------------------------------------------------
VSI Pressure Transducer                       Capt     Honeywell         4067487-901           91010491
--------------------------------------------------------------------------------------------------------------
Standby Horizon Indicator                              Stena             705-7V9               19728
--------------------------------------------------------------------------------------------------------------
Altitude Alert                                         Honeywell         JG1052AAO3            U-12
--------------------------------------------------------------------------------------------------------------
Elevator & Rudder Position Indicator                   Sperry            248541                00286
--------------------------------------------------------------------------------------------------------------
Radar Indicator                                        Bendix            66-3442-9-0002        03141
--------------------------------------------------------------------------------------------------------------
VOR/DME Control Panel                         Capt     Gables            G-4578                138
--------------------------------------------------------------------------------------------------------------
ADF Control Panel                             Capt     Bendix            2087780-7308          3141
--------------------------------------------------------------------------------------------------------------
Radar Control Panel                                    Gables            G-4104                96
--------------------------------------------------------------------------------------------------------------
Flight Director Control Panel                 Capt     Collins           777-1253-001          102
--------------------------------------------------------------------------------------------------------------
Instrument Warning                            Capt     Gables            G-2662                27
--------------------------------------------------------------------------------------------------------------
Transponder Control Panel                      F/O     Gables            G-6993-03             00214
--------------------------------------------------------------------------------------------------------------
Lighted Flight Counter                                 Dexter-Wilson     600                   4275
--------------------------------------------------------------------------------------------------------------
Flight Director Control Panel                  F/O     Collins           777-1253-001          47
--------------------------------------------------------------------------------------------------------------
VOR/DME Control Panel                          F/O     Gables            G-4578                86
--------------------------------------------------------------------------------------------------------------
Frequency and Load Controller                   #1     G.E.              700662B               3798
--------------------------------------------------------------------------------------------------------------
Voltage Regulator                               #1     Westinghouse      939D150-2             UW3601M
--------------------------------------------------------------------------------------------------------------
Voltage Regulator                               #2     Westinghouse      939D150-2             SB5430
--------------------------------------------------------------------------------------------------------------
Voltage Regulator                               #3     Westinghouse      939D150-2             PY3961M
--------------------------------------------------------------------------------------------------------------
Transformer/Rectifier                           #1     Bac               10-3257-3             5474
--------------------------------------------------------------------------------------------------------------
Transformer/Rectifier                           #2     Bac               10-3257-3             5205
--------------------------------------------------------------------------------------------------------------
Transformer/ Rectifier                          #3     Bac               10-3257-3             5256
--------------------------------------------------------------------------------------------------------------
General Protection Panel                        #3     Westinghouse      902F242-5             OB7667
--------------------------------------------------------------------------------------------------------------
General Protection Panel                        #2     Westinghouse      902F242-5             UJ599M
--------------------------------------------------------------------------------------------------------------
General Protection Panel                        #1     Westinghouse      902F242-5             RO3532
--------------------------------------------------------------------------------------------------------------
TCAS Processor                                         Honeywell         4066010-904           91020299
--------------------------------------------------------------------------------------------------------------
Transponder Mode S                                     Collins           TPR-720               1741
--------------------------------------------------------------------------------------------------------------
Radar Transceiver                                      Bendix            66-3442-9-0004        02329
--------------------------------------------------------------------------------------------------------------
Main Battery                                           Sonotone          CA-727-3              120406
--------------------------------------------------------------------------------------------------------------
Flight Data Recorder                                   Sundstrand        980-4100-GQUS         8378
--------------------------------------------------------------------------------------------------------------
Accelerometer                                          Sundstrand        3001-01-101-2         9510-2132
--------------------------------------------------------------------------------------------------------------
Windshear Computer                                     Honeywell         4061048-904           90040242
--------------------------------------------------------------------------------------------------------------
Windshear Switching Unit                               ASM               103006-001-01         134
--------------------------------------------------------------------------------------------------------------
Windshear Switching Unit                               ASM               103006-001-01         109
--------------------------------------------------------------------------------------------------------------
Selcal Encoder                                         Motorola          NA135PH50             Unk
--------------------------------------------------------------------------------------------------------------
Selcal Control Panel                                   Gables            G1402                 85
--------------------------------------------------------------------------------------------------------------

Revision: IR                                           Section: Avionics Listing
Revision Date: 11/1/95                                               Page 3 of 3

                                 ATTACHMENT B
                                 ------------

Loose Equipment:
---------------


  1  each  Right Hand Coat Closet

  1  each  Left Hand Movable Bulkhead

  1  each  Left Hand Triple Seat Assy

  6  each  First Class Seat Assys

  2  each  Galley Carts

  9  each  Oven Tray Carriers with 54 Trays

 12  each  Large Carriers

  6  each  Small Carriers

  6  each  Coffee Pots

  4  each  Trash Cans

                                 ATTACHMENT C
                                 ------------

1.  External doubler at Left cockpit sliding window
2.  External doubler at Left windshield
3.  External doubler at Right cockpit sliding window
4.  Dent in fuselage above #3 Left cockpit window
5.  Minor dents in fuselage AFT of Left main door
6.  7 each external doublers inside #2 engine S duct
7.  External doubler station 440 lower Left side fuselage skin
8.  Deep scratch station 650 lower Left Side fuselage skin
9.  Latches for external air conditioning connection damaged
10. External repair #1 Left leading edge flap
11. Dent in #1 Left leading edge flap center
12. External repair #2 Left leading edge flap
13. External repair #3 Left leading edge flap
14. External repair inboard of Left wing fuel vent box on inspection plate
15. External repair outboard flap jack screw cover
16. Dent in left outboard trailing edge flap 18 inches from inboard bottom end
17. Left inboard flap has dent bottom side 12 inches from outboard end - Also dents between flap fairings
18. External repair on fuselage at Left rear service door at station 1030
19. External repair at Left rear service door station 1070
20. #1 Engine Thrust Reverser does not have speed kit installed
21. Right leading edge inboard flap has 3 external repairs
22. Right leading edge outboard flap has external repair
23. #7 leading edge slat Right wing has external repair
24. Right wing outboard flap has dent bottom of flap 18 inches from outboard end. Also dent between flap fairings
25. External doubler on top Right wing middle ground spoiler
26. Several dents on inboard flap top trailing edge inboard end
27. External doubler Right side fuselage at 3rd window behind rear emergency window
28. External doubler Right side fuselage at 5th window behind rear emergency window
29. Several dents on inboard flap bottom side trailing edge inboard end and between flap fairings
30. Two external repairs on bottom of AFT stair
31. Overhead panel row 8 center retension is broken out and covered with metal peace
32. Seats 29F, 30D & E do not have tray tables

                              GUARANTY AGREEMENT

     This Guaranty Agreement ("Guaranty) dated as of January 19, 1996, is made
                                                             --
by Columbia Sussex Corporation a corporation organized under the laws of Kentucky ("Guarantor").

                                 WITNESSETH :

     WHEREAS, FIRST SECURITY BANK OF UTAH, National Association, ("Lessor"), a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as owner trustee under that certain Trust Agreement "AFG/Northwest Airlines 1989-4 Trust" dated as of December 13, 1989, and Amended as of March 1, 1990, has agreed to enter into that certain Aircraft Lease Agreement dated as of January 19, 1996 (the "Lease")
                                                          --
pursuant to which it is to lease the Aircraft defined therein to SUNWORLD INTERNATIONAL AIRLINES, INC., a Kentucky corporation ("Lessee"), and

     WHEREAS, Lessor has agreed to enter into the Lease with Lessee but only if Lessee's obligations under the Lease are guaranteed by Guarantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lessor, as requested by Guarantor, to enter into the Lease, Guarantor does hereby represent, covenant and agree with Lessor as follows:

I.   GUARANTY OBLIGATIONS

     1.1 Guarantor hereby absolutely and unconditionally guarantees to Lessor, the punctual and faithful payment and performance of all of the Liabilities (as hereinafter defined) of Lessee to Lessor under the Lease (whether such Liabilities are now existing or arise hereafter); and the strict performance and observance by Lessee of all of the terms, covenants and conditions contained in the Lease. As used herein, the term "Liabilities" includes, without limitation, any and all Basic Rent, Supplemental Rent and undertakings of Lessee to Lessor of every kind and description under the Lease (including, also, without limitation, reasonable costs and expenses incurred by the Lessor in attempting to collect or enforce any of the foregoing including reasonable attorneys' fees) including interest on any such amounts accrued in each case from the due date thereof to the date payment is received by Lessor provided, however, interest
                                                  --------- -------
due Lessor hereunder as Supplemental Rent shall not also be payable to Lessor a second time because of the provisions of this sentence.

     1.2 This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by Lessee of the Liabilities and not of their collectibility only. The liabilities and obligations of Guarantor hereunder may be enforced without any suit or action against Lessee or any other guarantor of any of the Liabilities, without regard or resort to any security or other means of obtaining payment of the Liabilities which Lessor may now or hereafter have or hold, and without the performance or occurrence of any other condition or contingency whatsoever; provided, however, that the exercise or attempted exercise, at any time or times, of any or all of such rights and remedies as Lessor may have against Lessee, or with respect to any security for liabilities or under any other guaranty of Liabilities shall not affect, reduce, modify or impair, in any manner whatsoever, the liabilities and obligations of the Guarantor hereunder, except and to the extent Lessor has received payment or performance of such Liabilities of Lessee. Guarantor hereby unconditionally waives to the fullest extent permitted by law (except to the extent specifically provided in this Guaranty) demand, or notice of any nature. Payments by Guarantor hereunder shall be unlimited in amount with respect to its guaranty of the Liabilities, as defined above.

     1.3 Guarantor hereby waives any and all suretyship defenses and defenses in the nature thereof; and agrees that enforcement of this Guaranty shall not be affected, reduced, modified or impaired by any dealing by Lessor with Lessee or anyone else who may now or hereafter become liable in any manner for any of the Liabilities, in such manner as Lessor, in its sole discretion, may deem fit, except to the extent that Lessor has waived or released in writing any Liabilities and except and to the extent Lessor has received payment or performance of such Liabilities by Lessee. If for any reason, Lessee has no legal existence or is under no legal obligation to discharge any of the Liabilities; or if, by operation of law or for any other reason, moneys included in the Liabilities have become irrecoverable from Lessee, or if any security for any of the Liabilities or if any other guaranty thereof is invalid, defective or unenforceable, this Guaranty shall be binding upon Guarantor to the same extent as if Guarantor were at all time primarily obligated on the Liabilities.

     1.4 No setoff, counterclaim, reduction or diminution of any Liabilities, or any defense of any kind or nature, which Guarantor has or may have against Lessee, shall be available hereunder to Guarantor against Lessor.

     1.5 This Guaranty shall remain in full force and effect regardless of any payment hereunder or of any reduction in, or modification or alteration of the Liabilities, until such time as all Liabilities not waived or released by Lessor in writing and all liabilities and obligations of Guarantor hereunder have been paid and performed in full. Guarantor's obligations under this Guaranty shall be immediately extinguished upon the full, complete and faithful performance by Lessee of all of its Liabilities. So long as this Guaranty remains in force, as aforesaid, Guarantor will not, (x) by paying any sum recoverable hereunder (whether or not demanded by the Lessor) or by any means or on any other ground, claim any set-off or counterclaim against Lessee in respect of any liability of Guarantor to Lessee or, (y) in bankruptcy or insolvency proceedings of any nature, prove in competition with Lessor in respect of any payment hereunder or in any such proceeding be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Lessee or the benefit of any other security for any of the Liabilities which, now or hereafter, Lessor may hold or in which it may have any share. All payments by Guarantor hereunder shall be made in lawful money of the United States of America in immediately available funds and, so long as the person or entity entitled thereto is a United States person within the meaning of the Internal Revenue Code, without any deduction or withholding of any kind.

     1.6 Guarantor hereby confirms that this Guaranty shall remain in full force and effect notwithstanding that:

          (a) the obligations of the Lessee under the Lease are discharged, extinguished, terminated, rescinded, avoided or suspended (whether pursuant to any provision of the Lease or otherwise) by virtue of any breach on the part of the Lessee, under the doctrine of frustration, as a result of the liquidation of the Lessee or any action taken in such liquidation (for example, a disclaimer), except by payment or performance thereof; or

          (b) subject to the provisions of the Lease, performance of the Lease by the Lessee becomes impossible or illegal;

and, in particular, the Lessor shall be entitled to recover under this Guaranty in respect of any payment or obligation (including any obligation of paying interest) which the Lessor would have received under the Lease but for the occurrence of any of the circumstances described in subsections (a) or (b) above.

     1.7 If the Lease is disclaimed in a liquidation of the Lessee :

          (a) so long as any amounts or obligations then due from the Guarantor under this Guaranty remain unpaid or unperformed, as the case may be, the

               Guarantor shall not, in respect of any payment which it makes or any liability which it has, under this Guaranty or the Lease, claim any amount from the Lessee, make or enforce any security against any asset of the Lessee, or claim any set off against any sum from it to the Lessee; and

          (b) the Guarantor shall not, in respect of such payment or liability, prove in the liquidation of the Lessee, except that, if the Guarantor shall have paid and/or performed all of its obligations then due hereunder, it shall be subrogated to all rights of Lessor against Lessee, and the Guarantor may, by exercise of that statutory right, prove for any loss or damage suffered by the Lessor, and otherwise as its interests may appear.

II.  REPRESENTATIONS AND WARRANTIES

     Guarantor hereby represents and warrants to Lessor as follows :

     2.1 (a) Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Kentucky, is duly qualified to do business and in good standing in each jurisdiction where the character of its business and the ownership of its property, as now conducted or owned or as proposed to be conducted or owned, requires such qualification;

          (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor, are not inconsistent with its Certificate of Incorporation or By-Laws, do not violate any law or governmental rule, regulation or order applicable to Guarantor, do not and will not contravene any provision of, or constitute a material default under, any indenture, mortgage, contract or other instrument to which it is bound and, upon execution and delivery hereof, will constitute a legal, valid and binding agreement of Guarantor, enforceable in accordance with its terms;

          (c) No consent or approval by governmental authority or agency is required with respect to the execution, delivery and performance by Guarantor of this Guaranty;

          (d) There are no litigations or proceedings pending against it not covered by insurance which, if adversely determined, would have a materially adverse effect on Guarantor or would prevent or hinder the performance by it of its obligations hereunder;

     2.2 Guarantor will provide an opinion of its counsel confirming (subject to standard exceptions) that:

          (a) Guarantor is a corporation duly incorporated, validly existing, in good standing and is duly qualified to do business under the laws of the Commonwealth of Kentucky,

          (b) The execution, delivery and performance of Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of Guarantor, are not inconsistent with its Certificate of Incorporation or By-Laws, do not violate any law or governmental rule, regulation or order applicable to Guarantor and this Guaranty is the legal, valid and binding agreement of the Guarantor, enforceable in accordance with its terms;

          (c) No consent or approval by any governmental authority or agency of the United States or the Commonwealth of Kentucky is required with respect to the execution, delivery and performance by Guarantor of this Guaranty.

III. DEFAULT

     3.1 The following described events shall constitute "Events of Default" hereunder:

          3.1.1 An "Event of Default" as defined in Section 13.3 of the Lease shall occur and remain unremedied.

          3.1.2 An "Event of Default" as defined in Sections 13.1 and 13.2 of the Lease shall occur and remain unremedied for a period of three Business Days after written notice thereof to Guarantor;

          3.1.3 An "Event of Default" as defined in Section 13.4, 13.5, 13.6, 13.7 and 13.8 of the Lease shall occur and remain unremedied for 10 days following notice thereof from Lessor to Guarantor or such longer period of time as is reasonably required to cure such Event of Default provided the Guarantor is diligently attempting such cure and such default does not result in a material risk to the Aircraft or Lessor's title thereto.

          3.1.4     The Guarantor shall:

          (a) admit its inability to pay its debts generally as they become due or otherwise acknowledging its insolvency;

          (b) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (or similar laws of the United States of America, or any other jurisdiction which relates to the liquidation or reorganization of companies or the modification or alteration of the rights of creditors, each such law, as from time to time in effect, being sometimes referred to as a "bankruptcy act", each as now or in the future amended) or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided; or

          (c) make an assignment, or so-called trust mortgage or the like, for the benefit of its creditors or by its making a proposal to its creditors under the bankruptcy act; or

          (d) consent to the appointment of a receiver or trustee (or other persons performing a similar function) for the Aircraft or for all or a substantial part of its property; or

          (e)  be adjudicated a bankrupt; or

          (f) suffer the entry of, or be the subject of, a court order for all or a substantial part of its property which order shall not be vacated, set aside, bonded, or stayed within 60 days from the date of entry; (i) appointing a receiver or a trustee for all or a substantial part of its property, or (ii) approving a petition filed or application made against it for, or effecting an arrangement in bankruptcy or for a reorganization or other relief pursuant to any bankruptcy act or for any other judicial modification or alteration of the rights of creditors; or

          (g) have all or a substantial part of its property taken into custody or be sequestrated by a court of competent jurisdiction, which custody or sequestration shall not be suspended or terminated within 60 days (or such longer period as the Lessor may agree in writing) from it inception.

          3.1.5 Any representation or warranty made in writing by the Guarantor in this Guaranty, or in any certificate or written disclosure delivered in connection with this Guaranty shall prove to have been false or incorrect in any material respect on the date of such representation or warranty.

          3.1.6 Twenty-five percent (25%) (calculated excluding current maturities of long-term debt) or more of Guarantor's current liabilities, less any disputed amounts and other than current maturities of long-term debt, shall remain unpaid for 45 days or more beyond the due date;

          3.1.7 Guarantor shall be in default in the observance or performance of any other covenant, condition or agreement to be observed or performed by Guarantor hereunder and such default shall continue for a period of 30 days after written notice from Lessor.

IV.  MISCELLANEOUS

     4.1 No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing by Lessor and Guarantor expressly referring to the provision of this Guaranty to which such instrument is related, and no such waiver shall extend to, affect or impair any right with respect to any liability or obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of Lessor in exercising any right or remedy hereunder, shall operate as a waiver thereof or otherwise be prejudicial thereto. The rights and remedies of Lessor hereunder are cumulative and not exclusive of any other rights and remedies under any other guaranty by Guarantor or under applicable law, and all such rights and remedies may be exercised singly or concurrently.

     4.2  The Guarantor shall provide financial reports as required by Section
4.4.5 of the Lease.

     4.3 This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of Lessor and its successors and assigns.

     4.4 This Guaranty can be assigned by Lessor if the Lease is assigned pursuant to its terms and shall be fully enforceable to the same extent as if made to Lessor's assignee. This Guaranty cannot be assigned by Guarantor without the prior written consent of Lessor.

     4.5 All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease.

     4.6 Guarantor agrees that the federal and state courts located in the Commonwealth of Massachusetts shall have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Guaranty.

          4.6.1 Guarantor hereby waives any objection on the grounds of inconvenient forum to any proceedings which relate to this Guaranty being brought in the courts located in the Commonwealth of Massachusetts.

     4.7 All demands, notices and other communications pursuant to or relating to this Guaranty shall be in writing and shall be delivered in hand by courier or other means, or sent by registered air mail with postage prepaid, or by telex or telefax with receipt confirmed by answerback or other means, addressed as follows:

          (a)  If to Lessor:

               First Security Bank of Utah, National Association
               79 South Main Street
               Salt Lake City, Utah 84111

               Attention:  Corporate Trust Department
               Telecopier:    (801) ( 246-5799

with copies to:

               American Finance Group
               98 North Washington Street
               Boston, Massachusetts 02114

               Attention:  President
               Telecopier:    (617) 523-1410

          (b)  If to Guarantor:

               Columbia Sussex Corporation
               207 Grandview Drive
               Fort Mitchell, Kentucky 41017

               Attention:  Joseph E. Marquet

               Telecopier:    (606) 331-6383

with copies to:

               Winthrop, Stimson, Putnum & Roberts
               1 Battery Park Plaza
               New York, New York 10004

               Attention:  Ruth J. Weinstein

               Telecopier:    (212) 858-1500

or such other address as either party shall designate in a written notice to the other party hereto. Any notice provided for herein shall be deemed to have been effected when delivered in hand to an officer of the addressee, or if sent by registered air mail or by courier or other similar means and if properly addressed, either when received or on the seventh day following the day of dispatch, which shall occur earlier. Notices sent by telex or telefax shall be deemed to have been received when receipt is confirmed.

     IN WITNESS WHEREOF Guarantor has executed this Guaranty by its duly authorized representative as of the date first above written.

GUARANTOR :
COLUMBIA SUSSEX CORPORATION


By:   /s/ Joseph E, Marquet
   -------------------------------
Title:    Vice President-Finance
      ----------------------------

                                        ACKNOWLEDGED AND ACCEPTED BY:

                                        FIRST SECURITY BANK OF UTAH,
                                        NATIONAL ASSOCIATION, not in
                                        its individual capacity but
                                        solely as Trustee of the "AFG/Northwest
                                        Airlines 1989-4 Trust"

                                        By: /s/[SIGNATURE ILLEGABLE]
                                           -------------------------------------
                                        Title: Asst. Vice President
                                              ----------------------------------